                                                                   EXHIBIT 10.35

                          PURCHASE AND SALE AGREEMENT

                                    between

                 PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P.

                                  ("Patriot")

                                      and

                       WOOD DALE GARDEN HOTEL PARTNERSHIP

                                    ("Crow")

                               TABLE OF CONTENTS


                                                                            Page
ARTICLE I    DEFINITIONS
     1.1     Definitions...................................................... 1

ARTICLE II   ACQUISITION OF PROPERTY; DEPOSIT; ACCOUNTING FOR
             PURCHASE PRICE; TITLE
     2.1     Sale of Property................................................. 7
     2.2     Acquisition Procedures........................................... 7
     2.3     Deposit.......................................................... 8
     2.4     Submission Matters and Title Information......................... 8

ARTICLE III  CROW'S REPRESENTATIONS AND WARRANTIES
     3.1     Organization and Power...........................................12
     3.2     Authorization and Execution......................................12
     3.3     Non-Contravention................................................12
     3.4     Intentionally Deleted............................................12
     3.5     No Special Taxes.................................................12
     3.6     Compliance with Existing Laws....................................13
     3.7     Intentionally Deleted............................................13
     3.8     Operating Agreements.............................................13
     3.9     Insurance........................................................13
     3.10    Condemnation Proceedings; Roadways...............................13
     3.11    Actions or Proceedings...........................................13
     3.12    Labor and Employment.............................................14
     3.13    Financial Information and Submission Matters.....................14
     3.14    Submission Matters...............................................14
     3.15    Bankruptcy.......................................................14
     3.16    Hazardous Substances.............................................14
     3.17    Intentionally Deleted............................................15
     3.18    Occupancy Agreements.............................................15
     3.19    Leased Property..................................................15
     3.20    Intentionally Deleted............................................15
     3.21    Americans With Disabilities Act..................................15
     3.22    Structural Condition.............................................15
     3.23    Zoning and Platting..............................................15
     3.24    Access...........................................................16
     3.25    No Commitments...................................................16
     3.27    No Other Property Interests......................................16
     3.28    Intentionally Deleted............................................16
     3.29    Relationship to Certain Parties..................................16
     3.30    Space Leases.....................................................16
     3.31    LIMITATIONS ON REPRESENTATIONS AND WARRANTIES....................16

ARTICLE IV   PATRIOT'S REPRESENTATIONS AND WARRANTIES
     4.1     Organization and Power...........................................18
     4.2     Authority of Patriot.............................................18
     4.3     Non-contravention................................................18
     4.4     Litigation.......................................................18
     4.5     Bankruptcy.......................................................18

ARTICLE V    CONDITIONS PRECEDENT
     5.1     As to Patriot's Obligations......................................18
     5.2     As to Crow's Obligations.........................................20
     5.3     As to Patriot's and Crow's Obligations...........................20

ARTICLE VI   COVENANTS OF CROW
     6.1     Operating Agreements and Occupancy Agreements....................21
     6.2     Warranties and Guaranties........................................21
     6.3     Insurance........................................................21
     6.4     Independent Audit................................................21
     6.5     Operation of Property Prior to Closing...........................22
     6.6     Capital Reserve Account..........................................23
     6.7     Employees........................................................24

ARTICLE VII  Intentionally Deleted

ARTICLE VIII CLOSING
     8.1     Closing..........................................................24
     8.2     Crow's Deliveries................................................25
     8.3     Patriot's Deliveries.............................................27
     8.4     Mutual Deliveries................................................28
     8.5     Closing Costs....................................................28
     8.6     Revenue and Expense Allocations..................................28

ARTICLE IX   GENERAL PROVISIONS
     9.1     Condemnation.....................................................30
     9.2     Risk of Loss.....................................................31
     9.3     Absence of Broker................................................31
     9.4     Bulk Sale........................................................32
     9.5     Intentionally Deleted............................................32
     9.6     Crow's Accounts Receivable.......................................32

ARTICLE X    LIABILITY OF PATRIOT; INDEMNIFICATION
     10.1    Liability of Patriot.............................................32
     10.2    Indemnification by Crow..........................................33
     10.3    Indemnification by Patriot.......................................33
     10.4    Default by Crow..................................................33
     10.5    Default by Patriot...............................................33
     10.6    Costs and Attorneys' Fees........................................33
     10.7    Limitation of Liability..........................................33

ARTICLE XI   MISCELLANEOUS PROVISIONS
     11.1    Completeness; Modification.......................................34
     11.2    Assignments......................................................34
     11.3    Successors and Assigns...........................................34
     11.4    Days.............................................................34
     11.5    Governing Law....................................................34
     11.6    Counterparts.....................................................34
     11.7    Severability.....................................................34
     11.8    Costs............................................................34
     11.9    Notices..........................................................35
     11.10   Escrow Agent.....................................................35
     11.11   Incorporation by Reference.......................................36
     11.12   Survival.........................................................36
     11.13   Further Assurances...............................................36
     11.14   No Partnership...................................................36
     11.15   Time of Essence..................................................36
     11.16   Signatory Exculpation............................................36
     11.17   Rules of Construction............................................36
     11.18   Omnibus Purchase and Sale Agreement..............................37

                          PURCHASE AND SALE AGREEMENT
                          ---------------------------


     THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of this
                                             ---------
14th day of April, 1997, between PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P., a Virginia limited partnership or its permitted assigns ("Patriot"), and WOOD
                                                          -------
DALE GARDEN HOTEL PARTNERSHIP, a Texas general partnership ("Crow").


                             R E C I T A T I O N S:

     A. Crow is the owner of that certain real property known as the "Wyndham Wood Dale", situate, lying and being in DuPage County, State of Illinois.

     B. Patriot is desirous of acquiring such hotel property from Crow and Crow is desirous of selling such hotel property to Patriot, upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of premises and in consideration of the mutual covenants, promises and undertakings of the parties hereinafter set forth, and for other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged by the parties, it is agreed:


                                   ARTICLE I
                                   ---------
                                  DEFINITIONS
                                  -----------

     1.1  Definitions.  The following terms shall have the indicated meanings:
          -----------

          "Act of Bankruptcy" shall mean if a party hereto or any general
           -----------------
partner thereof shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) admit in writing its inability to pay its debts as they become due, (c) make a general assignment for the benefit of its creditors, (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts,
(g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), or (h) take any corporate or partnership action for the purpose of effecting any of the foregoing; or if a proceeding or case shall be commenced, without the application or consent of a party hereto or any general partner thereof, in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or general partner, (2) the appointment of a receiver, custodian, trustee or liquidator for such party or general partner or all or any substantial part of its assets, or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed; or an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereafter in effect) judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 consecutive days.

          "Advance Bookings" shall mean reservations made by Crow and/or its
           ----------------
managing agent prior to Closing for Hotel rooms or meeting rooms to be utilized after Closing, or for catering services or other Hotel services to be provided after Closing, in the ordinary course of business.

          "Affiliated Company" means any other entity which is, along with a
           ------------------
party and/or its management company, a member of a controlled group of corporations or a controlled group of trades or businesses (as defined in Section 414(b) or (c) of the Internal Revenue Code), any entity which along with such party and/or its management company is included in an affiliated service group as defined in Section 414(m) of the Internal Revenue Code, and any other entity which is required to be aggregated with such party and/or its management company pursuant to Treasury Regulations under Section 414(o) of the Internal Revenue Code.

          "Applicable Laws" shall mean any applicable building, zoning,
           ---------------
subdivision, environmental, health, safety or other governmental laws, statutes, ordinances, resolutions, rules, codes, regulations, orders or determinations of any Governmental Authority or of any insurance boards of underwriters (or other body exercising similar functions), or any restrictive covenants or deed restrictions affecting the Property or the ownership, operation, use, maintenance or condition thereof.

          "Assignment and Assumption Agreement" shall mean one or more
           -----------------------------------
assignment and assumption agreements whereby (a) Crow (1) assigns and Patriot's lessee or other designee assumes the Operating Agreements, Space Leases and Personal Property Leases that have not been terminated prior to Closing in accordance herewith, (2) assigns all of Crow's right, title and interest in and to the Intangible Personal Property, to the extent assignable, and (3) indemnifies, defends and holds Patriot and Patriot's lessee or designee, as applicable, harmless with respect to all defaults, liabilities, claims, costs and expenses (including, without limitation, reasonable attorneys' fees) relating to acts or omissions accruing under such Operating Agreements, Space Lease and Personal Property Leases before the Closing Date; and (b) Patriot's lessee indemnifies, defends and holds Crow harmless with respect to all defaults, liabilities, claims, costs and expenses (including, without limitation, reasonable attorneys' fees) relating to acts or omissions accruing under such Operating Agreements, Space Lease and Personal Property Leases from and after the Closing Date.

          "Assignment of Occupancy Agreements" shall mean the assignment
           ----------------------------------
agreement, in recordable form, whereby (a) Crow (1) assigns and Patriot's lessee or other designee assumes all of Crow's right, title and interest in and to the Occupancy Agreements, and (2) indemnifies, defends and holds Patriot and Patriot's lessee or other designee, as applicable, harmless with respect to all defaults, liabilities, claims, costs and expenses (including, without limitation, reasonable attorneys' fees) relating to acts or omissions accruing under such Occupancy Agreements before the Closing Date; and (b) Patriot's lessee or other designee, as applicable, indemnifies, defends and holds Crow harmless with respect to all defaults, liabilities, claims, costs and expenses (including, without limitation, reasonable attorneys' fees) relating to acts or omissions accruing under such Occupancy Agreements from and after the Closing Date.

          "Authorizations" shall mean all licenses, permits and approvals
           --------------
required by any governmental or quasi-governmental agency, body, department, commission, board, bureau, instrumentality or officer, with respect to the construction, ownership, operation, leasing, maintenance, or use of the Property or any part thereof.

          "Bill of Sale" shall mean one or more bills of sale conveying title to
           ------------
the Tangible Personal Property from Crow to Patriot or its designee (as Patriot shall specify).

          "Capital Reserve Account" shall mean the account maintained pursuant
           -----------------------
to Section 6.6.
   -----------

          "Closing" shall mean the closing of the sale of the Property pursuant
           -------
to this Agreement and the Omnibus Purchase and Sale Agreement and shall be deemed to occur at the time set forth therein.

          "Closing Adjustments" shall mean the closing costs set forth in
           -------------------
Section 8.5 and the allocations set forth in Section 8.6.
-----------                                  -----------

          "Closing Date" shall mean the date on which the Closing occurs.
           ------------

          "Closing Documents" shall mean the documents defined as such in
           -----------------
Section 8.1 hereof.
-----------

          "Crow's Organization Documents" shall mean the current partnership
           -----------------------------
agreement and certificate of limited partnership and all amendments thereto of Crow and its general partners.

          "Deed" shall mean that certain deed conveying fee simple title to the
           ----
Real Property by deed, in the form which is the equivalent of a Texas special warranty deed in the state in which the Property is located, in recordable form, and subject only to Permitted Title Exceptions. If there is any difference between the description of the Land, as shown on Exhibit A attached hereto and
                                                 ---------
the description of the Land as shown on the Survey, the description of the Land to be contained in the Deed and the description of the Land set forth in the Title Commitment shall conform to the description shown on the Survey.

          "Deposit" shall mean all amounts paid to Crow by Patriot pursuant to
           -------
Section 2.3 hereof.
-----------

          "Effective Date" shall mean the date this Agreement has been fully
           --------------
executed and delivered by all parties hereto.

          "Environmental Damages" shall mean all third-party claims, judgments,
           ---------------------
damages, losses, penalties, fines, liabilities (including, without limitation, punitive damages and strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, whether or not such is ultimately defeated, and of any settlement or judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, including, without limitation, attorneys' fees and disbursements and consultants' fees, any of which arise as a result of the existence of Hazardous Materials upon, about or beneath the Property or migrating or threatening to migrate from the Property, or as a result of the existence of a violation of Environmental Requirements pertaining to the Property.

          "Environmental Requirements" shall mean (i) all applicable statutes,
           --------------------------
regulations, rules, policies, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, and similar items, of all Governmental Authorities, and (ii) all judicial, administrative and regulatory decrees, judgments and orders, in each case of (i) and (ii) relating to the protection of human health or the environment from Hazardous Materials, including, without limitation: (a) all requirements thereof, including, without limitation, those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials; and (b) all requirements pertaining to the protection of the health and safety of employees or the public from Hazardous Materials.

          "Escrow Agent" shall mean American Title Company, 6029 Beltline Road,
           ------------
Suite 250, Dallas, Texas  75240.

          "Financial Information" shall mean the financial information defined
           ---------------------
as such in Section 3.13 hereof.
           ------------

          "Governmental Authority" shall mean any federal, state, county,
           ----------------------
municipal or other government or any governmental or quasi-governmental agency, department, commission, board, bureau, officer or instrumentality, foreign or domestic, or any of them, having jurisdiction over Patriot or the Property.

          "Hazardous Materials" shall mean any chemical substance: (i) which is
           -------------------
or becomes defined as a "hazardous substance," "hazardous waste," "hazardous material," "pollutant," "contaminant," or "toxic," "explosive," "corrosive," "flammable," "infectious," "radioactive," "carcinogenic," or "mutagenic" material under any law, regulation, rule, order, or other authority of the federal, state or local governments, or any agency, department, commission, board, or instrumentality thereof, regarding the protection of human health or the environment from such chemical substances including, but not limited to, the following federal laws and their amendments, analogous state and local laws, and any regulations promulgated thereunder: the Clean Air Act, the Clean Water Act, the Oil Pollution Control Act, the Comprehensive Environmental Response, Compensation, and Liability Act of 1986, the Emergency Planning and Community Right to Know Act, the Solid Waste Disposal Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Toxic Substances Control Act, including, without limitation, asbestos and gasoline and other petroleum products (including crude oil or any fraction thereof); (ii) without limitation, which contains gasoline, diesel fuel or other petroleum hydrocarbons; (iii) without limitation, which contains polychlorinated biphenyls or asbestos or asbestos-containing materials or urea formaldehyde foam insulation; or (iv) without limitation, radon gas.

          "Hotel" shall mean the 162-room hotel and related amenities located on
           -----
the Land.

          "Improvements" shall mean the Hotel and all other buildings,
           ------------
improvements, fixtures and other items of real estate located on the Land.

          "Insurance Policies" shall mean all policies of insurance maintained
           ------------------
by or on behalf of Crow pertaining to the Property, its operation, or any part thereof.

          "Intangible Personal Property" shall mean all intangible personal
           ----------------------------
property owned, licensed or possessed by Crow and used in connection with the ownership, operation, leasing, occupancy or maintenance of the Property, to the extent same is assignable,including, without limitation, (1) the Authorizations,
(2) utility and development rights and privileges, business
records, plans and specifications pertaining to the Real Property and the Personal Property, (3) any unpaid award for taking by condemnation or any damage to the Land by reason of a change of grade or location of or access to any street or highway which was not effective prior to the Effective Date, and (4) Patriot's share of the Tray Ledger determined under Section 8.6 hereof,
                                                    -----------
excluding (a) cash reserves for FF&E, real estate and personal property taxes and insurance, except as set forth in Section 6.6, (b) accounts receivable
                                      -----------
except for the above described share of the Tray Ledger, and (c) claims against third parties in connection with the Property, but only to the extent that such claims relate to damages suffered by Crow prior to the Closing Date.

          "Land" shall mean that certain parcel of real estate lying and being
           ----
in DuPage County, Illinois, as more particularly described on Exhibit A attached
                                                              ---------
hereto, together with all easements, rights, privileges, remainders, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of Crow therein, in the streets and ways adjacent thereto and in the beds thereof, either at law or in equity, in possession or expectancy, now or hereafter acquired.

          "Leased Property" shall mean all leased items of Tangible Personal
           ---------------
Property.

          "Management Agreement" shall mean the Management Agreement by and
           --------------------
between Crow and Wyndham Hotel Corporation, with respect to the Property.

          "Occupancy Agreements" shall mean all leases, concession or occupancy
           --------------------
agreements in effect with respect to the Real Property under which any tenants (other than Hotel guests) or concessionaires occupy space upon the Real Property, which Occupancy Agreements are described on Exhibit F attached hereto
                                                      ---------
and made a part hereof.

          "Omnibus Purchase and Sale Agreement" shall mean that certain Omnibus
           -----------------------------------
Purchase and Sale Agreement dated of even date herewith executed by and among Patriot, Crow and the affiliates of Crow which own the Other Properties.

          "Operating Agreements" shall mean all management, service, supply and
           --------------------
maintenance contracts, if any, in effect with respect to the Property and all other contracts (other than the Occupancy Agreements and the Space Leases) that affect the Property or are otherwise related to the construction, ownership, operation, occupancy or maintenance of the Property, which Operating Agreements are described on Exhibit G attached hereto and made a part hereof.
                 ---------

          "Other Purchase and Sale Agreements" means those certain Purchase and
           ----------------------------------
Sale Agreements of even date herewith for the Other Properties entered into by Patriot and affiliates of Crow.

          "Other Properties" means those certain hotels described on Exhibit C
           ----------------                                          ---------
attached hereto and made a part hereof.

          "Owner's Title Policy" shall mean an owner's policy of title insurance
           --------------------
issued to Patriot by the Title Company, pursuant to which the Title Company insures Patriot's ownership of fee simple title to the Real Property (including the indefeasibility/marketability thereof) subject only to Permitted Title Exceptions. The Owner's Title Policy shall insure Patriot in the amount of the Purchase Price and shall be reasonably acceptable in form and substance to Patriot. Patriot may require such deletions of standard exceptions and such title endorsements as are legally available and customarily required by institutional investors purchasing property comparable to the Property in the State where the Property is situated. The description of the Land in the Owner's Title Policy shall be by courses and distances or by reference to a legal, subdivided lot and shall be identical to the description shown on the Survey.

          "Patriot's Objections" shall mean the objections defined as such in
           --------------------
Section 2.4(d) hereof.
--------------

          "Permitted Title Exceptions" shall mean those exceptions to title to
           --------------------------
the Real Property that are satisfactory to Patriot or deemed satisfactory to Patriot pursuant to Section 2.4(d) hereof.
                    --------------

          "Personal Property" shall mean collectively the Tangible Personal
           -----------------
Property and the Intangible Personal Property.

          "Personal Property Leases" shall mean the leases pursuant to which
           ------------------------
Crow leases the Leased Property, which Personal Property Leases are described on Exhibit H attached hereto and made a part hereof.
---------

          "Property" shall mean collectively the Real Property and the Personal
           --------
Property.

          "Purchase Price" shall mean the "Allocated Purchase Price" for the
           --------------
Property as set forth in the Omnibus Purchase and Sale Agreement, subject to the Closing Adjustments.

          "Real Property" shall mean the Land and the Improvements.
           -------------

          "Representations and Warranties Certificate" shall mean the
           ------------------------------------------
certificate executed by Crow and delivered to Patriot within seven (7) days of the Effective Date, certifying as to the accuracy of certain representations and warranties of Crow provided for in Article III as of the date of delivery.
                                   -----------

          "Requisite Consents" shall mean the consents referenced in Section 3.3
           ------------------                                        -----------
hereof.

          "Reservation System" shall mean any interest of Crow in any
           ------------------
reservation terminal and reservation system equipment and software related to the Hotel.

          "Space Leases" shall mean Crow's interest in any real property leases
           ------------
to which Crow is the lessee, all of which Space Leases are identified on Exhibit
                                                                         -------
I attached hereto.
-

          "Study Period" shall mean the period commencing on the date this
           ------------
Agreement has been fully executed and delivered by all parties hereto, and continuing through the date that is thirty (30) days thereafter. Except as expressly noted herein to the contrary, time periods herein referred to shall mean the time periods as in effect, from time to time, at Dallas, Texas.

          "Submission Matters" shall mean all items Crow is required to deliver
           ------------------
to Patriot or make available to Patriot for its review pursuant to Section 2.4
                                                                   -----------
hereof.

          "Survey" shall mean the survey defined as such in and prepared
           ------
pursuant to Section 2.4(d) hereof.
            --------------

          "Tangible Personal Property" shall mean the items of tangible personal
           --------------------------
property consisting of all furniture, fixtures, equipment, machinery and other personal property of every kind and nature (including amounts in the Capital Reserve Account as specified in Section 6.6) located on or used or useful in the
                                -----------
operation of the Hotel and owned by Crow, including, without limitation, unopened inventories of food and beverages and the stock of linens, towels, paper goods, soaps, cleaning supplies, china, glassware, silverware, tablecloths, napkins, television sets, carpets, drapes, rugs, floor coverings, mattresses, pillows, bed spreads and miscellaneous guest supplies, engineering cleaning supplies and the like.

          "Title Commitment" shall mean the title commitment and exception
           ----------------
documents defined as such in Section 2.4(d) hereof.
                             --------------

          "Title Company" shall mean Escrow Agent on behalf of Commonwealth Land
           -------------
Title Insurance Company or other title insurance underwriter selected by Patriot and Crow.

          "Tray Ledger" shall mean the final night's room revenue (revenue from
           -----------
rooms occupied as of 12:01 a.m. on the Closing Date, exclusive of food, beverage, telephone and similar charges which shall be retained by Crow), including any sales taxes, room taxes or other taxes thereon.

          "UCC Reports" shall mean the reports defined as such in Section 2.4(d)
           -----------                                            --------------
hereof.

          "Utilities" shall mean public sanitary and storm sewers, natural gas,
           ---------
telephone, public water facilities, electrical facilities and all other utility facilities and services necessary or appropriate for the operation and occupancy of the Property as a hotel.

          "Warranties and Guaranties" shall mean all warranties and guaranties
           -------------------------
relating to the Improvements, the Reservation System or the Tangible Personal Property or any part thereof, if any.

                                   ARTICLE II
                                   ----------
                  ACQUISITION OF PROPERTY; DEPOSIT; ACCOUNTING
                  --------------------------------------------
                           FOR PURCHASE PRICE; TITLE
                           -------------------------

     2.1  Sale of Property.  In consideration of, and subject to, the terms and
          ----------------
conditions hereinafter set forth and the terms and conditions set forth in the Omnibus Purchase and Sale Agreement, Crow shall sell to Patriot the Property on the terms and conditions provided herein.

     2.2  Acquisition Procedures.  When the conditions to Closing set forth in
          ----------------------
Article V have been satisfied or waived, the following shall occur and the
---------
transaction contemplated hereby will be consummated, all in accordance with the terms set forth in the Omnibus Purchase and Sale Agreement:

          (a) Acquisition of Property.  Crow shall sell the Property to Patriot
              -----------------------
pursuant to the terms hereof and of the Omnibus Purchase and Sale Agreement.

          (b) Delivery of Consideration.  In consideration of the sale of the
              -------------------------
Property to Patriot, Patriot shall deliver to Crow the Purchase Price, in cash or other immediately available funds acceptable to Crow or as otherwise may be agreed to by Crow and Patriot.

          (c) Take Title.  Patriot shall take title subject to the Permitted
              ----------
Title Exceptions.

     2.3  Deposit.  Within three (3) days after the execution hereof by both
          -------
Crow and Patriot and as a condition precedent to the effectiveness of this Agreement, Patriot shall deliver to Crow a wire transfer or check in the sum of Fifty Dollars ($50.00) payable to the order of Crow representing the independent consideration for Crow's execution of this Agreement (the "Deposit"). If the
                                                           -------
Closing does not occur for any reason, such consideration shall nevertheless be deemed earned, and shall be retained by Crow.

     2.4  Submission Matters and Title Information.
          ----------------------------------------

          (a) Patriot and Patriot's potential lessee or manager shall have the right, until 5:00 p.m., Dallas, Texas time on the last day of the Study Period, and thereafter if Patriot does not deliver to Crow written notice prior to the expiration of the Study Period that Patriot has elected to terminate this Agreement, to enter upon the Property and to perform, at Patriot's expense, tests, studies and investigations with respect to the following matters concerning the Property: (i) condition of title, including ground leases, (ii) surveys, (iii) compliance with laws, (iv) other conditions affecting the Property as set forth on Schedule 2.4 attached hereto, and (v) the matters set
                         ------------
forth in any Schedules referenced herein which are not attached to this Agreement as of the Effective Date. If, in Patriot's reasonable judgment, Patriot determines, based upon its review of the matters described in the immediately preceding sentence, or based upon its inability to review any of such matters due to Crow's failure to provide the Submission Matters or to deliver any Exhibit or Schedule as required by Section 2.4(b), that any such
                                               --------------
matter has, had or is reasonably likely to have a material adverse effect on the operation, value, use, marketability or insurability of the Property, Patriot may terminate this Agreement by written notice delivered to Crow on or prior to the expiration of the Study Period (which notice shall specify the reason(s) why Patriot is terminating this Agreement), at which time this Agreement shall terminate and Patriot and Crow shall be released from all further liability or obligation hereunder except those which expressly survive a termination of this Agreement. Patriot's determination to terminate this Agreement based upon its inability to review any of such matters due to Crow's failure to provide any material Submission Matter or to deliver any of the Exhibits or Schedules as required by Section 2.4(b) shall be conclusively reasonable. If Patriot does
            --------------
not timely deliver a termination notice under this Section 2.4(a), then it shall
                                                   --------------
have waived its right to terminate this Agreement under this Section 2.4(a).
                                                             --------------

          (b) Crow shall use reasonable and diligent efforts to deliver the following to Patriot, to the extent not previously delivered to Patriot, and to deliver any Exhibit or Schedule not attached to this Agreement as of the Effective Date, in each case within seven (7) days after execution of this
Agreement:

              (1) Copies of all Occupancy Agreements in effect as of the date of this Agreement.

              (2) Copies of the Space Leases in effect as of the date of this Agreement.

              (3) Any existing list of all Tangible Personal Property, including an indication of whether any Tangible Personal Property is Leased Property, which list may be the most recent list prepared by Crow's management agent under the Management

     Agreement, if any, and the accuracy of which list prepared by Crow's management agent shall not be represented or warranted by Crow.

              (4) To the extent in Crow's possession or reasonably available to Crow, copies of all Authorizations including, without limitation, all certificates of occupancy, liquor licenses, liquor license applications and permits, authorizations, approvals (including site plans and other zoning materials and approvals), and licenses issued by Governmental Authorities having jurisdiction over the Property and copies of all certificates issued by the local board of fire underwriters (or other body exercising similar functions) relating to the Property. For the purpose of this Agreement "reasonably available to Crow" shall mean any Submission Matters in the actual possession of Crow's management company or located at the Hotel.

              (5)    Complete copies of all Operating Agreements.

              (6) A schedule setting forth the type and amounts of insurance coverage maintained by Crow with respect to the Property as of the date of this Agreement and complete copies of all such Insurance Policies.

              (7) Operating statements and financial reports (audited, if available) for the Property for the previous three (3) calendar years and the year to date and any auditors reports issued in connection therewith or, if less, the number of years the Hotel has been in operation.

              (8) The operating and capital expenditure budget for the Property for the current calendar year and, to the extent in Crow's possession or reasonably available to Crow, for the previous three (3) calendar years.

              (9) A complete list of all Leased Property and complete copies of all Personal Property Leases.

              (10) To the extent in Crow's possession or reasonably available to Crow, copies of invoices for all ad valorem taxes and special assessments assessed against the Property for the current calendar year and prior three calendar years, either statements for Utilities payable for the current calendar year and the three (3) prior years (if available at the Hotel or in the Dallas, Texas office of Crow's current manager of the Hotel) or such other information which Crow may have in its or Crow's current manager's possession itemizing the payment of utilities for the Hotel, and any information in Crow's possession or reasonably available to Crow regarding current or future renditions or assessments on the Property or notices relative to change in valuation for ad valorem taxes or tax rates.

              (11) To the extent in Crow's possession or reasonably available to Crow, a complete list of all Warranties and Guaranties in effect as of the date of this Agreement and complete copies of all such Warranties and Guaranties.

              (12) Copies of all soil tests, structural engineering tests, masonry tests, percolation tests, water, oil, gas, mineral, radon, formaldehyde, PCB or other environmental (including asbestos) tests, audits or reports, market studies and site plans related to the Property in Crow's possession or reasonably available to Crow.

              (13) If in Crow's possession or reasonably available to Crow, Crow will make available to Patriot at the Property or at the office's of Crow's current manager in Dallas, Texas, copies of complete sets of all architectural, mechanical, structural and/or electrical plans and specifications used in connection with the construction of or alterations or repairs to the Property.

              (14) If in Crow's possession or reasonably available to Crow, Crow will make available to Patriot at the Property or at the office's of Crow's current manager in Dallas, Texas, copies of as-built plans and specifications for the Property.

              (15) Parking, structural, mechanical or other engineering reports or engineering studies related to the Property, if any, in Crow's possession or reasonably available to Crow.

              (16) If in Crow's possession or reasonably available to Crow, copies of any title insurance policies covering the Real Property and any surveys of all or any portion of the Land and Improvements.

              (17)  The Representations and Warranties Certificate.

During the Study Period and thereafter until the Closing, Crow shall make available to Patriot, its agents, auditors, engineers, attorneys, potential lessees, potential lenders and other designees, for inspection and/or copying, copies of all Submission Matters and all books, records, tax returns relating to operations of the Hotel (other than Crow's income tax returns), bank statements, financial statements, advance reservations and room bookings and function bookings, rate schedules and any and all other materials or information relating to the Property which are in, or come into, Crow's possession or control or are or become otherwise reasonably available to Crow.

          (c) Patriot shall give Crow and the general manager of the Hotel reasonable oral or written notice of all proposed inspections or testing to be undertaken on the Property. Notwithstanding anything to the contrary contained in Section 2.4(a), inspections may be made for any reason related to Patriot's
   --------------
acquisition of the Property, but Patriot shall only be entitled to terminate this Agreement pursuant to Section 2.4(a) with respect to the matters referenced
                           --------------
therein. Crow's prior oral or written consent shall be required (but shall not be unreasonably withheld or delayed) only as to Patriot's undertaking of invasive testing at the Property and such invasive testing and inspections shall be coordinated with the general manager of the Hotel and Crow. Any such inspection or activity shall (i) not unreasonably interfere with the operation of the Property, (ii) shall be conducted at such times and in such manner as to not unreasonably disturb the guests of the Hotel, and (iii) shall be conducted in accordance with Applicable Laws. Crow shall have the right to designate a representative to accompany Patriot's employees, agents, and independent contractors on any such inspections or tests. Patriot shall indemnify and defend Crow against any loss, damage or claim for personal injury or property damage arising from the exercise of Patriot's rights under this Section caused by Patriot or any agents, contractors or employees of Patriot or arising from any mechanic's lien filed against the Real Property by Patriot's contractors in connection with such inspections or tests. Patriot, at its own expense, shall restore any damage to the Property caused by any of the tests or studies made by or for Patriot. This provision shall survive any termination of this Agreement and a closing of the transaction contemplated hereby.

          (d) Crow shall use reasonable and diligent efforts to deliver to Patriot within ten (10) days following execution of this Agreement, two copies to Patriot's attorneys, Akin, Gump, Strauss, Hauer & Feld, L.L.P., a Survey of the Land and the Improvements, prepared by a Surveyor licensed to practice as such in the State where the Land is located and reasonably acceptable to Patriot, bearing a date not earlier than thirty (30) days from the date of its delivery, containing the certificate attached hereto as Exhibit B, and
                                                        ---------
substantially conforming to the requirements set forth in such certificate.
Crow shall use reasonable and diligent efforts to cause the Title Company to furnish to Patriot, within seven (7) days following execution of this Agreement,
(i) a title insurance commitment bearing an effective date subsequent to the date of this Agreement issued by the Title Company covering the Real Property, binding the Title Company to issue its Owner's Policy of Title Insurance, in form generally used in major commercial transactions in the state where the Property is located in favor of Patriot, showing title held currently by Crow in a good, indefeasible/marketable and insurable condition, together with legible copies of all documents identified in such title insurance commitment as exceptions to title certified as true and complete by the Title Company (collectively, the "Title Commitment"), and (ii) reports of searches of the
                    ----------------
Uniform Commercial Code records of both the county and State in which the Property is located (collectively, the "UCC Reports") with respect to the state
                                        -----------
of title to the Property. Prior to the expiration of the Study Period, Patriot will notify Crow of any matters shown on the Survey or identified in the Title Commitment or the UCC Reports that Patriot is unwilling to accept (collectively, "Patriot's Objections"). Within ten (10) days after receiving Patriot's
 --------------------
Objections (the "Cure Period"), Crow shall specify which of Patriot's Objections
                 -----------
Crow will cure, remove or bond around, if any, by delivering to Patriot written notice thereof; however, Crow shall, at its sole cost and expense, be obligated to cure, remove or bond around by Closing, in a manner sufficient to cause the Title Company to insure over such item, all delinquent taxes and all mortgages, deeds of trust, security agreements, construction or mechanics' liens, tax liens or other liens in a fixed sum or capable of computation as a fixed sum. If Crow does not deliver the Title Commitment or the UCC Reports as aforesaid or if, before the Cure Period expires and other than those items which Crow is obligated to cure, remove or bond around, as set forth in the immediately preceding sentence, Crow does not agree in writing to cure, remove or bond around all of Patriot's Objections at or prior to Closing, Patriot may either
(a) terminate this Agreement by delivering written notice thereof to Crow within ten (10) days after the Cure Period expires or (b) purchase the Hotel subject to such Patriot's Objections, in which case, such Patriot's Objections shall be Permitted Title Exceptions. Crow shall not, after the date of this Agreement, subject the Real Property to or permit or suffer to exist any new liens, attachments, encumbrances, covenants, conditions, restrictions, easements or other title matters or seek any zoning changes or take any other action which may affect or modify the status of title without Patriot's prior written consent (which shall not be unreasonably withheld or delayed) unless same are discharged at or prior to Closing, and Patriot shall not be required to take title to the Real Property subject to any matters which may arise subsequent to the effective date of the Title Commitment, UCC Reports and Survey examined by Patriot if such matter could reasonably be expected to have a material adverse effect on the value, use, insurability, marketability or operation of the Property, unless Patriot has consented thereto. All title matters revealed by the Title Commitment, UCC Reports and Survey and not objected to by Patriot as provided above (other than delinquent taxes and any mortgages, deeds of trust, security agreements and other liens and charges that are to be paid at Closing) shall be deemed Permitted Title Exceptions. Patriot and Crow agree that the Occupancy Agreements previously disclosed to Patriot are Permitted Title Exceptions.

                                 ARTICLE III
                                 -----------
                     CROW'S REPRESENTATIONS AND WARRANTIES
                     -------------------------------------


     To induce Patriot to enter into this Agreement and to acquire the Property in the manner provided herein, Crow hereby makes the following representations and warranties as of the date the Representations and Warranties Certificate is delivered with respect to the Property, upon each of which Crow acknowledges and agrees that Patriot and its permitted assignees and lessee are entitled to rely and have relied:

     3.1  Organization and Power.  Crow is a general partnership duly formed and
          ----------------------
validly existing under the laws of the State of Texas and is qualified to transact business in the State of Illinois and has all requisite powers and all governmental licenses, authorizations, consents and approvals to carry on its business as now conducted and to enter into and perform its obligations hereunder, under the Omnibus Purchase and Sale Agreement and under any document or instrument required to be executed and delivered on behalf of Crow hereunder or under the Omnibus Purchase and Sale Agreement.

     3.2  Authorization and Execution.  This Agreement and the Omnibus Purchase
          ---------------------------
and Sale Agreement have been duly authorized by all necessary action on the part of Crow, have been duly executed and delivered by Crow, constitute the valid and binding agreement of Crow and are enforceable in accordance with their terms. The person(s) executing this Agreement and the Omnibus Purchase and Sale Agreement on behalf of Crow has (have) the authority to do so.

     3.3  Non-Contravention.  Subject to obtaining all Requisite Consents, the
          -----------------
execution and delivery of, and the performance by Crow of its obligations under, this Agreement and the Omnibus Purchase and Sale Agreement do not and will not contravene, or constitute a default under any of Crow's Organizational Documents, any judgment, injunction, order or decree binding upon Crow or to which the Property is subject, or, to Crow's knowledge, do not and will not contravene, or constitute a default under, any provision of applicable law or regulation, any agreement, or other instrument binding upon Crow or to which the Property is subject, or result in the creation of any lien or other encumbrance on any asset of Crow. As used in this Agreement, the term "Requisite Consents" shall mean any consent to the execution and delivery of, and the performance by Crow of its obligations under, this Agreement and the Omnibus Purchase and Sale Agreement, which may be required from (i) the landlord under any Space Lease,
(ii) the lessor of any Tangible Personal Property, (iii) any party to an Operating Agreement or (iv) any other person whose consent is required with respect to the assignment of the Intangible Personal Property. There are no outstanding agreements (written or oral) pursuant to which Crow (or, to Crow's knowledge, any predecessor to or representative of Crow) has agreed to sell or has granted an option or right of first refusal to purchase the Property or any part thereof except for those that will be waived or released at or prior to Closing.

     3.4  Intentionally Deleted.
          ---------------------

     3.5  No Special Taxes.  To Crow's knowledge and except as set forth on
          ----------------
Schedule 3.5 and in the financial statements delivered to Patriot, there are no
------------
special taxes or assessments relating to the Property or any part thereof or any planned public improvements that may result in a special tax or assessment against the Property or any agreement artificially reducing taxes and assessments for the Property.

     3.6  Compliance with Existing Laws.  To Crow's knowledge, Crow possesses
          -----------------------------
all Authorizations, each of which is valid and in full force and effect, and no provision, condition or limitation of any of the Authorizations has been breached or violated in a manner which could reasonably be expected to have a materially adverse effect on the value, use, insurability or operation of the Property. Crow has no knowledge of any termination, suspension, modification or limitation affecting any of the Authorizations. Except as set forth on Schedule 3.6, Crow has no knowledge, nor, to Crow's knowledge, has it received written notice within the past two (2) years, of any existing or threatened violation of any provision of any Applicable Laws including, but not limited to, those of environmental agencies or insurance boards of underwriters with respect to the ownership, operation, use, maintenance or condition of the Property or any part thereof, or requiring any repairs or alterations to the Property other than those that have been made prior to the date hereof, which existing or threatened violation could reasonably be expected to have a materially adverse effect on the value, use, insurability or operation of the Property. However, Crow makes no representation and warranty regarding the Property's compliance with the Americans With Disabilities Act or similar Applicable Law, except as provided in
Section 3.21.
------------

     3.7  Intentionally Deleted.
          ---------------------

     3.8  Operating Agreements.  To Crow's knowledge, there are no management,
          --------------------
service, supply or maintenance contracts in effect with respect to the Property other than the Operating Agreements. Except as set forth on Schedule 3.8, to Crow's knowledge, Crow has performed in all material respects all of its obligations under each of the Operating Agreements and there are no defaults under any of the Operating Agreements and all other parties to the Operating Agreements have performed all of their obligations thereunder in all material respects, and are not in default thereunder in any material respect. To Crow's knowledge, Crow has received no notice of any intention by any of the parties to any of the Operating Agreements to cancel the same, nor has Crow canceled any of same.

     3.9  Insurance.  To Crow's knowledge, all of Crow's Insurance Policies are
          ---------
valid and in full force and effect and Crow has complied with all material requirements or recommendations of the insurance carriers of the Insurance Policies.

     3.10 Condemnation Proceedings; Roadways.  To Crow's knowledge and except as
          ----------------------------------
set forth on Schedule 3.10, there are no condemnation or eminent domain
             -------------
proceeding pending or threatened against the Property or any part thereof. Except as set forth on Schedule 3.10, Crow has no knowledge of any change in the
                       -------------
route or width of any street or road adjacent to or serving the Real Property, and, to Crow's knowledge, Crow has received no written notice of any proposed change in the route, grade or width of, or otherwise affecting, any street or road adjacent to or serving the Real Property.

     3.11 Actions or Proceedings.  To Crow's knowledge, there is no action, suit
          ----------------------
or proceeding pending or threatened against or affecting Crow in any court, before any arbitrator or before or by any Governmental Authority which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or the Omnibus Purchase and Sale Agreement, (b) could materially and adversely affect the business, financial position or results of operations of Crow or the Property, (c) could materially and adversely affect the ability of Crow to perform its obligations hereunder or under the Omnibus Purchase and Sale Agreement, (d) could reasonably be expected to create a lien on the Property, any part thereof or any interest therein, (e) concerns any past or present employee of Crow or (f) could otherwise materially and adversely affect the Property, any part thereof or any interest therein or the use, operation, condition or occupancy thereof. To Crow's knowledge, Schedule
                                                                      --------
3.11 attached hereto correctly and completely lists all actions, suits or
----
proceedings pending or threatened against or affecting Crow or otherwise with respect to the Property.

     3.12 Labor and Employment Matters.  To Crow's knowledge, Crow is not a
          ----------------------------
party to any oral or written employment contracts or agreements with respect to the Property and there are no labor disputes or organizing activities pending or threatened as to the operation or maintenance of the Property or any part thereof. To Crow's knowledge and except as set forth on Schedule 3.12, Crow is
                                                         -------------
not a party to any union or other collective bargaining agreement with employees employed in connection with the ownership, operation or maintenance of the Property.

     3.13 Financial Information and Submission Matters.  To Crow's knowledge,
          --------------------------------------------
all of Crow's financial information, including, without limitation, all books and records and financial statements ("Financial Information") is correct and
                                       ---------------------
complete in all material respects and presents accurately the results of the operations of the Property for the periods indicated. To Crow's knowledge, since the date of the last financial statement included in Crow's Financial Information, there has been no material adverse change in the financial condition or in the operations of the Property.

     3.14 Submission Matters.  To Crow's knowledge, all Submission Matters
          ------------------
delivered by Crow to Patriot pursuant to this Agreement are true, correct and complete in all material respects.

     3.15 Bankruptcy.  No Act of Bankruptcy has occurred with respect to Crow.
          ----------

     3.16 Hazardous Substances.  To Crow's knowledge and except as set forth on
          --------------------
Schedule 3.16, (a) Crow has not, nor has Crow received any written notice that
-------------
any previous owner, tenant, occupant or user of the Property has, engaged in or permitted any operations or activities upon, or any use or occupancy of the Property or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials on, under, in or about the Property in violation of any Applicable Laws; (b) Crow has not received any written notice that any Hazardous Materials have migrated from or to the Property upon, about, or beneath other properties in violation of any Environmental Requirements; and (c) except as set forth on Schedule 3.16,
                                                           -------------
neither the Property nor its existing or prior uses fail or failed to materially comply with Environmental Requirements. To Crow's knowledge and except as set forth on Schedule 3.16, Crow has no knowledge of any permits, licenses or other
         -------------
authorizations which are required under any Environmental Requirements with regard to the current uses of the Property which have not been obtained and complied with. To Crow's knowledge, and except as set forth on Schedule 3.16,
                                                                -------------
neither Crow nor any prior owner, occupant or user of the Property has received any written notice concerning any alleged violation of Environmental Requirements in connection with the Property or any liability for Environmental Damages in connection with the Property for which Crow (or Patriot after Closing) may be liable. To Crow's knowledge and except as set forth on Schedule
                                                                        --------
3.16, no Hazardous Materials are constructed, deposited, stored or otherwise
----
located on, under, in or about the Property in violation of any Environmental Requirements. To Crow's knowledge and except as set forth on Schedule 3.16,
                                                              -------------
there exists no writ, injunction, decree, order or judgment outstanding, nor any lawsuit, claim, proceeding, citation, summons or investigation, pending or threatened, relating to any alleged violation of Environmental Requirements on the Property, or relating to any Environmental Damages. To Crow's knowledge and except as set forth on Schedule 3.16, no underground chemical treatment or storage tanks, or
         -------------
gas or oil wells are located on the Property.

     3.17 Intentionally Deleted.
          ---------------------

     3.18 Occupancy Agreements.  To Crow's knowledge, there are no leases,
          --------------------
concessions or occupancy agreements in effect with respect to the Real Property other than the Occupancy Agreements. To Crow's knowledge, except as specifically provided in the Occupancy Agreements, no tenant or concessionaire is entitled to any rebates, allowances, free rent or rent abatement (other than in connection with a casualty to the Improvements) for any period after the Closing of the transaction contemplated hereby. To Crow's knowledge, Crow has received no notice of any intention by any of the parties to any of the Occupancy Agreements to cancel the same, nor has Crow canceled any of same. To Crow's knowledge, to the extent that any of the Occupancy Agreements call for security, such security remains on deposit with Crow or its agent, and has not been applied towards any payment due under said Occupancy Agreements. To Crow's knowledge, Crow has not received any advance rent or advance compensation under any of said Occupancy Agreements in excess of one month. To Crow's knowledge and except as set forth on Schedule 3.18, no brokerage commissions or
                           -------------
compensation of any kind shall be due in connection with the Occupancy Agreements, or in connection with the rents or revenues to be derived therefrom. To Crow's knowledge and except as set forth on Schedule 3.18, no party is in
                                               -------------
default under any Occupancy Agreement and the consummation of the transaction contemplated hereby will not constitute a default under any such Occupancy Agreements. To Crow's knowledge and except as set forth on Schedule 3.18, Crow
                                                            -------------
has performed all obligations required of it under all of the Occupancy Agreements and there remain no unfulfilled obligations of Crow under the Occupancy Agreements. To Crow's knowledge, no tenant has given notice to Crow of its intention to institute litigation with respect to any Occupancy Agreement.

     3.19 Leased Property.  To Crow's knowledge and subject to obtaining the
          ---------------
Requisite Consents therefor, all Personal Property Leases are in good standing and free from default and the consummation of the transaction contemplated hereby will not constitute a default under any such Personal Property Leases.

     3.20 Intentionally Deleted.
          ---------------------

     3.21 Americans With Disabilities Act.  To Crow's knowledge and except as
          -------------------------------
set forth on Schedule 3.21, Crow has received no written notice from any
             -------------
Governmental Authority that the Property is not in compliance with the Americans With Disabilities Act.

     3.22 Structural Condition.  Except as disclosed in writing by Crow to
          --------------------
Patriot and as contained in any engineering reports concerning the Property delivered to Patriot, to Crow's knowledge, there is no latent material defect in the Improvements or structural elements thereof, mechanical systems (including, without limitation, all heating, ventilating, air conditioning, plumbing, electrical, utility and sprinkler systems) therein, the utility system servicing the Property and the roofs.

     3.23 Zoning and Platting.  Crow has no knowledge of any proceeding and has
          -------------------
received no written notice of any threatened action or proceeding which could result in a modification or termination of the present zoning of the Property. To Crow's knowledge, the Property is properly platted as a separate lot under Applicable Laws and constitutes a separate tax lot.

     3.24  Access.  To Crow's knowledge and except as set forth on Schedule
           ------                                                  --------
3.10, there are no pending, and Crow has received no written notice of any, threatened governmental proceeding which would limit or result in the termination of the Property's existing access to and from public streets or roads.

     3.25 No Commitments.  To Crow's knowledge, no commitments have been made to
          --------------
any Governmental Authority, utility company, school board, church or other religious body, or any homeowners' association or any other organization, group or individual, relating to the Property which would impose an obligation upon Patriot to make any contribution or dedication of money or land or to construct, install or maintain any improvements of a public or private nature on or off the Property.

     3.26 Intentionally Deleted.
          ---------------------

     3.27 No Other Property Interests.  To Crow's knowledge and except as set
          ---------------------------
forth on Schedule 3.27, there are no property interests, buildings, structures
         -------------
or other improvements or personal property that are owned by Crow which are necessary for the operation of the Hotel that are not being conveyed pursuant to this Agreement.

     3.28 Intentionally Deleted.
          ---------------------

     3.29 Relationship to Certain Parties.  To Crow's knowledge Crow does not
          -------------------------------
have a direct or indirect relationship to the Central States, Southeast and Southwest Areas Pension Fund within the meaning of Section 514(c)(9)(B)(iv) of the Internal Revenue Code of 1986, as amended. To Crow's knowledge, the list of partners in Crow delivered by Crow to Patriot is true, correct and complete.

     3.30 Space Leases.  To Crow's knowledge, Crow has performed in all material
          ------------
respects all of its obligations under the Space Leases and there are no defaults under the Space Leases. To Crow's knowledge, all other parties (whether one or more) to the Space Leases have performed all of their respective obligations thereunder in all material respects, and are not in default thereunder in any material respect. To Crow's knowledge, Crow has received no written notice of any intention by any of the parties to the Space Leases to cancel the same, nor has Crow canceled the same.

     3.31 LIMITATIONS ON REPRESENTATIONS AND WARRANTIES.  PATRIOT HEREBY AGREES
          ---------------------------------------------
AND ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS ARTICLE 3, OR AS OTHERWISE EXPRESSLY STATED HEREIN OR IN THE DEED OR IN ANY DOCUMENTS EXECUTED IN CONNECTION HEREWITH, NEITHER CROW NOR ANY AGENT, ATTORNEY, EMPLOYEE OR REPRESENTATIVE OF CROW HAS MADE ANY REPRESENTATION WHATSOEVER REGARDING THE SUBJECT MATTER OF THIS SALE, OR ANY PART THEREOF, INCLUDING (WITHOUT LIMITING THE GENERALITY OF THE FOREGOING) REPRESENTATIONS AS TO THE PHYSICAL NATURE OR CONDITION OF THE PROPERTY OR THE CAPABILITIES THEREOF, AND THAT PATRIOT, IN EXECUTING, DELIVERING AND/OR PERFORMING THIS AGREEMENT, DOES NOT RELY UPON ANY STATEMENT AND/OR INFORMATION TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, BY ANY INDIVIDUAL, FIRM OR CORPORATION EXCEPT THOSE EXPRESSLY CONTAINED HEREIN OR DELIVERED PURSUANT THERETO OR IN ANY DOCUMENTS EXECUTED IN CONNECTION HEREWITH. EXCEPT AS OTHERWISE

PROVIDED HEREIN, PATRIOT AGREES TO TAKE THE REAL PROPERTY AND THE PERSONAL PROPERTY "AS IS," AS OF THE DATE HEREOF, REASONABLE WEAR AND TEAR EXCEPTED. IN ADDITION, EXCEPT AS SET FORTH HEREIN, CROW MAKES NO REPRESENTATION OR WARRANTIES REGARDING THE COMPLIANCE WITH ANY ENVIRONMENTAL REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

Each of the representations and warranties contained in this Article III and its
                                                             -----------
various subparagraphs are intended for the benefit of Patriot and may be waived in whole or in part, by Patriot, but only by an instrument in writing signed by Patriot. All rights and remedies arising in connection with the untruth or inaccuracy of any such representations and warranties shall survive the Closing of the transaction contemplated hereby for the period specified in Section 11.12
                                                                   -------------
except to the extent that Crow gives Patriot written notice prior to Closing of the untruth or inaccuracy of any representation or warranty, or Patriot otherwise obtains actual knowledge prior to Closing of the untruth or inaccuracy of any representation or warranty, and Patriot nevertheless elects to close this transaction. Any such written notice from Crow to Patriot shall state in the first paragraph thereof and in all capitalized letters that "THIS NOTICE IS GIVEN PURSUANT TO THE PURCHASE AND SALE AGREEMENT MADE AS OF _________, 1997 AND RELATES TO THE UNTRUTH OR INACCURACY OF CROW'S REPRESENTATIONS OR WARRANTIES." Patriot shall be deemed to have actual knowledge of the untruth or inaccuracy of any representation or warranty only if (i) Patriot receives written notice from Crow satisfying the foregoing requirements, (ii) Bill Evans, Terry Hunsiker, Willie Gieler, Thomas W. Lattin, Paul A. Nussbaum or Leslie Ng has actual knowledge of any such untruth or inaccuracy or (iii) any such matter is disclosed in any report delivered to or prepared for Patriot in respect of the Property. Except to the extent otherwise expressly provided in the immediately preceding sentence and as provided above, no investigation, audit, inspection, review or the like conducted by or on behalf of Patriot shall be deemed to terminate the effect of any such representations, warranties and covenants, it being understood that Patriot has the right to rely thereon and that each such representation and warranty constitutes a material inducement to Patriot to execute this Agreement and to close the transaction contemplated hereby and to pay the consideration provided herein to Crow.

Whenever the term "to Crow's knowledge" or "known to Crow" is used in this Agreement or in any representations and warranties given to Patriot at Closing, such knowledge shall be the actual knowledge of Tim Hogan or Sarah Puckett (the "Key Personnel"), made as of the date of the Representations and Warranties
 -------------
Certificate, after due inquiry by Crow's management company of the Hotel's general manager, the controller, director of food and beverage service, chief engineer and director of sales, as applicable. Crow shall have no duty to conduct any further inquiry in making any such representations and warranties, and no knowledge of any other person shall be imputed to the Key Personnel. In connection with the representations made in Section 3.16, the term "to Crow's
                                            ------------
knowledge" or "known to Crow" shall be deemed to include, with respect to representations and warranties relating to whether the Property complies with Environmental Requirements, only those facts that an experienced, prudent operator and/or manager of real estate properties could reasonably be expected to know have environmental significance and not such facts that would be known only to an environmental professional to have environmental significance.

                                  ARTICLE IV
                                  ----------
                   PATRIOT'S REPRESENTATIONS AND WARRANTIES
                   ----------------------------------------

     To induce Crow to enter into this Agreement and to sell the Property to Patriot, Patriot hereby makes the following representations and warranties, upon each of which Patriot acknowledges and agrees that Crow is entitled to rely and has relied:

     4.1  Organization and Power.  Patriot is duly organized, validly existing
          ----------------------
and in good standing under the laws of the State of Virginia and has all corporate and/or partnership powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and to enter into and perform its obligations under this Agreement, the Omnibus Purchase and Sale Agreement and any document or instrument required to be executed and delivered on behalf of Patriot hereunder and under the Omnibus Purchase and Sale Agreement.

     4.2  Authority of Patriot.  This Agreement and the Omnibus Purchase and
          --------------------
Sale Agreement have been duly authorized by all necessary action on the part of Patriot, has been duly executed and delivered by Patriot, constitute the valid and binding agreement of Patriot and are enforceable in accordance with their terms. The person executing this Agreement on behalf of Patriot has the authority to do so.

     4.3  Non-contravention.  The execution and delivery of this Agreement and
          -----------------
the Omnibus Purchase and Sale Agreement and the performance by Patriot of its obligations hereunder and under the Omnibus Purchase and Sale Agreement do not and will not contravene, or constitute a default under, any provisions of applicable law or regulation, or any agreement, judgment, injunction, order, decree or other instrument binding upon Patriot or result in the creation of any lien or other encumbrance on any asset of Patriot.

     4.4  Litigation.  There is no action, suit or proceeding, pending or to
          ----------
Patriot's knowledge threatened, against or affecting Patriot in any court or before any arbitrator or before any Governmental Authority which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or the Omnibus Purchase and Sale Agreement, (b) could materially and adversely affect the business, financial position or results of operations of Patriot, and (c) could materially and adversely affect the ability of Patriot to perform its obligations hereunder or under the Omnibus Purchase and Sale Agreement.

     4.5  Bankruptcy.  No Act of Bankruptcy has occurred with respect to
          ----------
Patriot.


                                   ARTICLE V
                                   ---------
                              CONDITIONS PRECEDENT
                              --------------------

     5.1  As to Patriot's Obligations.  Patriot's obligations hereunder are
          ---------------------------
subject to the satisfaction of the following conditions precedent:

          (a) Crow's Deliveries.  Crow shall have delivered to or for the
              -----------------
benefit of Patriot, on or before the Closing Date, all of the documents and other information required of Crow pursuant to Sections 8.2 and 8.4 hereof.
                                               --------------------

          (b) Representations, Warranties and Covenants; Obligations of Crow.
              --------------------------------------------------------------
All of Crow's representations and warranties made in this Agreement shall be true and correct in all material respects as of the date hereof and as of the date of Closing as if then made and Crow shall have performed in all material respects all of its covenants and other obligations under this Agreement, provided, however, Patriot may not terminate this Agreement unless the untrue representations and warranties or failure to comply with covenants materially and adversely affects conveyance of the Property to Patriot or the use, value, marketability, insurability or operation of the Property.

          (c) Title Insurance.  Receipt by Patriot of an Owner Policy of Title
              ---------------
Insurance issued by the Title Company insuring good and marketable/indefeasible fee simple title to the Real Property, subject only to Permitted Title Exceptions as determined in accordance with Section 2.4 hereof and including,
                                            -----------
without limitation, all applicable deletions of standard exceptions and endorsements permitted under applicable state law which are usually and customarily required by institutional investors purchasing property comparable to the Property.

          (d) Title to Property.  Crow shall be the sole owner of good and
              -----------------
indefeasible/marketable fee simple title to the Real Property and good and marketable fee simple title to the Tangible Personal Property, free and clear of all liens, encumbrances, restrictions, conditions and agreements except for Permitted Title Exceptions, Personal Property Leases and those to be released bonded, or insured around at Closing.

          (e) Condition of Improvements.  The Improvements and the Tangible
              -------------------------
Personal Property (including but not limited to the mechanical systems, plumbing, electrical, wiring, appliances, fixtures, heating, air conditioning and ventilating equipment, elevators, boilers, equipment, roofs, structural members and furnaces) shall be in the same condition at Closing as they are as of the date hereof, reasonable wear and tear and damage by casualty and condemnation excepted. Prior to Closing, Crow shall not have diminished in any material respect the quality or quantity of maintenance and upkeep services heretofore provided to the Real Property and the Tangible Personal Property. Crow shall not have removed or caused or permitted to be removed any part or portion of the Real Property or the Tangible Personal Property without Patriot's prior written consent unless the same is replaced, prior to Closing, with a similar item of at least equal suitability, quality and value, free and clear of any lien or security interest or unless such item is no longer useful in the operation of the Hotel.

          (f) Liquor License.  There shall be valid liquor licenses, alcoholic
              --------------
beverage licenses and other permits and Authorizations necessary to operate the restaurant, bars (including mini-bars) and lounges presently located in the Hotel in place and all such liquor licenses, alcoholic beverage licenses and other permits and Authorizations shall be held in the names of the operators of such businesses. Crow shall use reasonable and diligent efforts to cause the holders of such licenses to execute such consents and estoppels as reasonably required by Patriot's lender.

          (g) Dangerous Condition.  There shall exist no Dangerous Condition (as
              -------------------
hereinafter defined) with respect to the Property. A Dangerous Condition is the occurrence of any of the following events (or events of similar magnitude) which could in Patriot's reasonable judgment, materially and adversely affect the
Property:

          (i) a structural failure causing significant human fatalities such as the structural failure that occurred at the Hyatt Hotel in Kansas City, Missouri;

          (ii) significant human fatalities caused by disease which is specifically identified with the Property such as the occurrence of Legionnaires disease associated with the Bellevue Stratford Hotel in Philadelphia, Pennsylvania;

          (iii) significant human fatalities caused by the failure of life/safety systems such as the fire which occurred at the MGM Grand Hotel in Las Vegas, Nevada; or

          (iv) the presence of any Hazardous Materials which first occurs following the expiration of the Study Period if the abatement or other remediation of such Hazardous Materials is required by Environmental Requirements, as evidenced by a letter from a qualified engineer (with a copy of the report of such engineer), and Crow is not willing to remediate or abate the condition caused by Hazardous Materials on or before the Closing Date.


          (h)    Absence of Material Change.  Since the Effective Date, there
                 --------------------------
shall not have been any material adverse change in the condition, financial or otherwise, of the Property and Crow shall certify at Closing as to the foregoing.

Each of the conditions contained in this Section are intended for the benefit of Patriot and may be waived in whole or in part, by Patriot, but only by an instrument in writing signed by Patriot.

     5.2  As to Crow's Obligations.  Crow's obligations hereunder are subject to
          ------------------------
the satisfaction of the following conditions precedent:

          (a) Patriot's Deliveries.  Patriot shall have delivered to or for the
              --------------------
benefit of Crow, on or before the Closing Date, all of the documents and payments required of Patriot pursuant to Sections 2.2(b), 8.3 and 8.4 hereof.
                                         ----------------------------

          (b) Representations, Warranties and Covenants; Obligations of Patriot.
              -----------------------------------------------------------------
All of Patriot's representations and warranties made in this Agreement shall be true and correct in all material respects as of the date hereof and as of the date of Closing as if then made and Patriot shall have performed in all material respects all of its covenants and other obligations under this Agreement.

          (c) Requisite Consents.  Crow shall have received all Requisite
              ------------------
Consents for the transaction provided herein.

Each of the conditions contained in this Section are intended for the benefit of Crow and may be waived in whole or in part, by Crow, but only by an instrument in writing signed by Crow.

     5.3  As to Patriot's and Crow's Obligations.  Patriot's and Crow's
          --------------------------------------
obligations hereunder are subject to the satisfaction of or waiver of all the terms and conditions set forth in the Omnibus Purchase and Sale Agreement.

The conditions contained in this Section are intended for the benefit of both parties hereto and may be waived in whole or in part only by an instrument in writing signed by both parties.

                                  ARTICLE VI
                                  ----------
                               COVENANTS OF CROW
                               -----------------

     To induce Patriot to enter into this Agreement and to purchase the Property, and to pay the consideration therefor, Crow covenants and agrees to the following:

     6.1  Operating Agreements and Occupancy Agreements.  Subject to the rights
          ---------------------------------------------
of the manager under the Management Agreement to take any of the following actions without Crow's consent, Crow shall not change, modify, extend, renew or terminate any existing Occupancy Agreements, Operating Agreements, management agreement, maintenance or repair contract, supply contract, lease in which it is lessee or other agreements with respect to the Property, nor shall Crow enter into any agreements modifying the Operating Agreements or Occupancy Agreements, unless (a) any such agreement or modification will not bind Patriot or the Property after the date of Closing or (b) Crow has obtained Patriot's prior written consent to such agreement or modification (which shall not be unreasonably withheld or delayed). Crow shall not apply all or any part of the security or damage deposit of a tenant under any Occupancy Agreement to obligations of such tenant unless such tenant has vacated its portion of the Property as of the Closing Date. Patriot and Crow hereby agree that Patriot's lessee shall assume the Operating Agreements from and after the Closing Date.

     6.2  Warranties and Guaranties.  Crow shall not before or after Closing
          -------------------------
release or modify any Warranties and Guaranties, if any, except with the prior written consent of Patriot, which consent shall not be unreasonably withheld or delayed.

     6.3  Insurance.  Crow shall pay all premiums on, and shall not cancel or
          ---------
voluntarily allow to expire, any of Crow's Insurance Policies unless such policy is replaced, without any lapse of coverage, by another policy or policies providing coverage at least as extensive as the policy or policies being replaced.

     6.4  Independent Audit.  Promptly following the execution of this
          -----------------
Agreement, Crow shall provide and shall cause its management company to provide to Patriot's representatives and independent accounting firm access to financial and other information relating to the Property in the possession of or otherwise available to Crow, its affiliates or Crow's management company which would be sufficient to enable Patriot's representatives and independent accounting firm to prepare audited financial statements for 1994, 1995 and 1996 in conformity with generally accepted accounting principles and to enable them to prepare such statements, reports or disclosures as Patriot may deem necessary or advisable and to audit net operating income for the Property. Crow shall also provide and/or shall cause its management company to provide to Patriot's independent accounting firm a signed representation letter which would set forth representations as to certain matters typically requested by an independent public accountant when rendering an opinion on the financial statements related to the Property. Crow shall authorize and shall cause its management company to authorize any attorneys who have represented Crow or its management company in material litigation pertaining to or affecting the Property to respond, at Patriot's expense, to inquiries from Patriot's representatives and independent accounting firm. If and to the extent Crow's financial statements pertaining to the Property for any periods during the years 1994, 1995 or 1996 have been audited, promptly after the execution of this Agreement Crow shall provide Patriot with copies of such audited financial statements and shall cooperate with Patriot's representatives and independent public accountants to enable them to contact the auditors who prepared such audited financial statements and to obtain, at Patriot's expense, a reissuance of such audited financial statements.

     6.5  Operation of Property Prior to Closing.  Crow covenants and agrees
          --------------------------------------
with Patriot that, between the date of this Agreement (or such other date as specified below) and the date of Closing:

          (a) Subject to the restrictions contained herein, Crow shall operate the Property in the same manner in which Crow operated the Property prior to the execution of this Agreement, so as to keep the Property in good condition, reasonable wear and tear and damage by casualty and condemnation excepted, and so as to maintain the existing caliber of the Hotel operations conducted at the Property and the reasonable good will of all tenants of the Property and all employees, guests and other customers of the Hotel.

          (b) Crow shall maintain its books of account and records in the usual, regular and ordinary manner, in accordance with sound accounting principles applied on a basis consistent with the basis used in keeping its books in prior years.

          (c) Crow shall maintain in full force and effect all Insurance
Policies.

          (d) Crow shall use and operate the Property in compliance in all material respects with Applicable Laws and the requirements of any mortgage, lease, Occupancy Agreement, Operating Agreement and Insurance Policy affecting the Property.

          (e) Crow shall cause to be paid prior to delinquency all ad valorem, occupancy and sales taxes due and payable with respect to the Property or the operation of the Hotel, unless same is being contested in accordance with Applicable Laws.

          (f) Crow shall not diminish the quality or quantity of maintenance and upkeep services heretofore provided to the Real Property and the Tangible Personal Property and Crow shall not permit the Tangible Personal Property to be diminished other than as a result of the ordinary and necessary operation of the Hotel by Crow.

          (g) Crow shall not remove or cause or permit to be removed any part or portion of the Real Property or the Tangible Personal Property without the express written consent of Patriot unless the same is replaced, prior to Closing, with similar items of at least equal suitability, quality and value, free and clear of any liens or security interests or unless such item is no longer useful in the operation of the Hotel. Without limiting the foregoing, Crow shall ensure that the Property contains not less than:

              (i) a sufficient amount of kitchen equipment, bar equipment, refrigeration equipment, paper goods and other such personal property to efficiently operate each of the restaurants, bars and lounges, together with enough china, dishes, glassware, "small goods," napkins, tablecloths, silverware and supply of paper goods, soaps, cleaning supplies and other such supplies and materials sufficient to adequately operate the Hotel restaurants, bars, lounges and banquet rooms, consistent with historical standards and practices at the Property;

              (ii) a sufficient amount of furniture, furnishings, color television sets, carpets, drapes, rugs, floor coverings, mattresses, pillows, bedspreads and the like, to furnish each guest room so that each such guest room is, in fact, fully furnished; and

              (iii) a sufficient amount of towels, washcloths and bed linens as is reasonably required to adequately operate the Hotel in compliance with any and all legal requirements and consistent with historical standards and practices at the Property.

          (h) Crow and Crow's managing agent shall continue to use commercially reasonable efforts to take guest room reservations and to book functions and meetings and otherwise to promote the business of the Property in generally the same manner as Crow did prior to the execution of this Agreement; and all advance room bookings and reservations and all meetings and function bookings shall be booked at rates, prices and charges heretofore customarily charged by Crow for such purposes. Crow acknowledges that the Purchase Price includes the transfer of Advance Bookings.

          (i) Except as provided in Section 6.1, neither Crow nor Crow's
                                    -----------
managing agent shall make any agreements which shall be binding upon Patriot with respect to the Property and cannot be terminated without penalty upon thirty (30) days notice without the prior written consent of Patriot, which consent shall not be unreasonably withheld or delayed.

          (j) Crow shall promptly deliver to Patriot upon Patriot's request such reports showing the revenue and expenses of the Hotel and all departments thereof, together with such periodic information with respect to room reservations and other bookings, as Crow customarily keeps or receives internally for its own use.

          (k) Crow shall not enter into any employment agreements which would be binding on Patriot with respect to the Property.

          (l) Crow shall promptly advise Patriot of any litigation, arbitration or administrative hearing concerning or affecting the Property of which Crow obtains written notice or of which Crow has knowledge.

     6.6  Capital Reserve Account.  During 1997, Crow has funded into a capital
          -----------------------
reserve account (the "Capital Reserve Account") three percent (3%), on a monthly
                      -----------------------
basis, of gross revenues of the Property (as provided in the Management Agreement). From and after the date hereof to the Closing Date, Crow shall (i) continue to fund the Capital Reserve Account in the amount of three percent (3%), on a monthly basis, of gross revenues of the Property (as provided in the Management Agreement) and (ii) expend the Capital Reserve Account pursuant to a schedule reflecting sound hotel management practices and in accordance with the 1997 capital expenditures budget adopted pursuant to the Management Agreement and previously provided to Patriot (the "Capital Expense Budget"). Except in
                                         ----------------------
accordance with the Capital Expense Budget, the amount of the Capital Reserve Account may not be reduced prior to the Closing Date. At Closing, Crow shall transfer the funds in the Capital Reserve Account, if any, to Patriot, and Patriot shall receive a credit to the Purchase Price equal to the positive difference, if any, obtained by subtracting (a) the amount Crow has expended for capital expenditures set forth in the Capital Expense Budget before the Closing Date in excess of the amount required to be deposited by Crow into the Capital Reserve Account under this Section 6.6 (including the amounts funded during 1997
                           -----------
before the date hereof) from

(b) one percent (1%) of the 1997 gross revenues of the Property (as provided in the Management Agreement) through the day before the Closing Date.

     6.7  Employees.  Payment of costs and expenses associated with accrued but
          ---------
unpaid salary, earned but unpaid vacation pay, accrued but unearned vacation pay, pension and welfare benefits, the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") benefits, employee fringe
                                         -----
benefits, employee termination payments or any other employee benefits due to Crow's, or Crow's management company's employees shall be the sole responsibility and obligation of and shall be paid promptly by Crow or Crow's management company and Patriot shall have no liability whatsoever for any such payments and benefits concerning the employees of Crow or of Crow's management company. Crow shall indemnify and defend Patriot and its lessee, management company and affiliates, from and against any and all claims, causes of action, proceedings, judgments, damages, penalties and liabilities made, assessed or rendered against Patriot and/or its lessee, management company and affiliates, and any costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Patriot and/or its lessee, management company and affiliates, with respect to claims, causes of action, judgments, damages, penalties and liabilities asserted by such employees arising out of the failure of Crow or Crow's management company to comply with the provisions of this Subsection 6.7. This indemnification shall be separate from and in addition to
--------------
the indemnification given by Crow to Patriot in Article X below.  The provisions
                                                ---------
of this Section 6.7 shall survive the Closing.
        -----------

     6.8  Requisite Consents.  Crow shall, in good faith, use commercially
          -------------------
reasonable and diligent efforts to obtain the Requisite Consents at or prior to Closing.

                                  ARTICLE VII
                                  -----------

                             INTENTIONALLY DELETED
                             ---------------------

                                  ARTICLE VIII
                                  ------------
                                    CLOSING
                                    -------

     8.1  Closing.  The Closing shall occur in accordance with the Omnibus
          -------
Purchase and Sale Agreement. As more particularly described below, at the Closing the parties hereto will (i) execute all of the documents required to be delivered in connection with the transactions contemplated hereby (the "Closing
                                                                        -------
Documents"), (ii) deliver the same to Escrow Agent, and (iii) take all other
---------
action required to be taken in respect of the transactions contemplated hereby. At the Closing, Escrow Agent shall update the title to the Property, Escrow Agent shall record the Deed, release and date, where appropriate, the Closing Documents in accordance with the joint instructions of Crow and Patriot. As provided herein, the parties hereto will agree upon adjustments and prorations to certain items which cannot be exactly determined at the Closing and will make the appropriate adjustments with respect thereto. Possession of the Property shall be delivered to Patriot at the Closing, subject only to Permitted Title Exceptions and the rights of tenants under the Occupancy Agreements and guests in possession.

     8.2  Crow's Deliveries.  At the Closing, Crow shall have delivered, if not
          -----------------
previously delivered by Crow pursuant to the terms hereof, to Escrow Agent all of the following instruments, each of which, where applicable, shall have been duly executed and, where applicable, acknowledged and/or sworn on behalf of Crow and shall be dated as of the Closing Date:

          (a)  The Deed.

          (b)  The Bill of Sale.

          (c) The Assignment and Assumption Agreement to Patriot and/or its property manager, lessee or other designee (as Patriot shall specify).

          (d) The Assignment of Occupancy Agreements together with an estoppel letter from each of the tenants and concessionaires of Occupancy Agreements being assigned thereunder (1) identifying each such Occupancy Agreement and amendments or addenda thereto, or modifications thereof, by which each such tenant or concessionaire occupies its premises, (2) certifying that there are no further amendments or modifications thereof, (3) setting forth the amount of security deposit, if any, (4) certifying that, so far as is known to such tenant or concessionaire, Crow is not in default under the terms, conditions and provisions of such Occupancy Agreements, (5) certifying that the tenant or concessionaire is not due any rebates, offsets or other monies or things of value thereunder, and (6) certifying as to the status of the rent and concession payments as of the date of such Occupancy Agreement; provided, however, that if any tenant refuses to execute an estoppel certificate, Patriot agrees to accept in lieu thereof, a certificate of Crow as to such matters, qualified to Crow's knowledge.

          (e)  Intentionally Deleted.

          (f) To the extent reasonably available, certificates from the applicable State taxing authority and local taxing authorities stating that all occupancy and sales taxes due and payable for the Property have been paid and, if any such taxes have not been paid, the amount due and payable as of the Closing Date.

          (g) Certificate(s)/Registration of Title for any vehicle owned by Crow and used in connection with the Property.

          (h) Such agreements, affidavits or other documents as may be required by the Title Company to issue the Owner's Title Policy subject only to the Permitted Title Exceptions and to eliminate such standard exceptions and to issue such endorsements thereto which may be eliminated and issued under applicable State law and which are customarily required by institutional investors purchasing property comparable to the Property.

          (i) Deliver an affidavit in form acceptable to Patriot, stating, under penalty of perjury, Crow's U.S. taxpayer identification number and that Crow is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code. If Crow does not deliver such an affidavit to Patriot at Closing, or if Patriot has actual knowledge or receives notice that the affidavit is false, or if Crow is a foreign person within the meaning of Section 1445 of the Internal Revenue Code, then, in any such event, Patriot shall be entitled to withhold from Crow an amount equal to ten percent (10%) of the Purchase Price, which amount Patriot shall report and pay over to the Internal Revenue Service within ten (10) days after Closing as required by the Internal Revenue Code or regulations promulgated pursuant thereto.

          (j) All original Warranties and Guaranties in Crow's possession or reasonably available to Crow.

          (k) Appropriate resolutions of the partners of Crow, together with all other necessary approvals and consents of Crow and such documentary and other evidence as may be reasonably required by Escrow Agent, authorizing and evidencing the authorization of (i) the execution on behalf of Crow of this Agreement and the authority of the person or persons who are executing the various documents to be executed and delivered by Crow prior to, at or otherwise in connection with the Closing, and (ii) the performance by Crow of its obligations hereunder and under such documents.

          (l) A valid, final and unconditional certificate of occupancy for the Real Property and Improvements, issued by the appropriate Governmental Authority.

          (m) The originals of all Operating Agreements and with respect to the material Operating Agreements, consent to the assignment thereof acknowledged and approved by the other parties to such Operating Agreements to the extent required by such Operating Agreements.

          (n) With respect to the material Personal Property Leases, (1) the written consent of the lessors of such leases to such assignment, if required by such Personal Property Leases, and (2) executed originals of all such leases in Crow's possession or reasonably available to Crow.

          (o) Intentionally Deleted.

          (p) Copies of all existing Insurance Policies if same are assumed by Patriot.

          (q) To the extent in Crow's possession or reasonably available to Crow, originals of the following items (which shall be deemed delivered by Crow under this Section 8.2 if delivered to the property manager at the Hotel): (1)
           -----------
complete sets of all architectural, mechanical, structural and/or electrical plans and specifications used in connection with the construction of or alterations or repairs to the Property; and (2) as-built plans and specifications for the Property.

          (r) To the extent assignable and at no cost to Crow, a written instrument executed by Crow, conveying and transferring to Patriot all of Crow's right, title and interest in any telephone numbers and TWX numbers relating to the Property, and, if Crow maintains a post office box, conveying to Patriot all of its interest in and to such post office box and the number associated therewith, so as to assure a continuity in operation and communication.

          (s) Duplicate originals of all agreements, leases, concession agreements and other instruments affecting the Property and the Hotel and/or restaurant business conducted thereon.

          (t) All current real estate and personal property tax bills in Crow's possession or under its control.

          (u) If available, by delivery to the property manager at the Hotel, a complete set of all guest registration cards, guest transcripts, guest histories, and all other available guest information.

          (v) A complete list of all advance room reservations, functions and the like, in reasonable detail so as to enable Patriot to honor Crow's commitments in that regard.

          (w) A list of Crow's outstanding accounts receivable as of midnight on the date prior to the Closing, specifying the name of each account and the amount due Crow (which items shall be deemed delivered by Crow if delivered to property manager of the Hotel).

          (x) All books, records, operating reports, appraisal reports, files and other materials in Crow's possession or control which are necessary in Patriot's discretion to maintain continuity of operation of the Property (which items shall be deemed delivered by Crow under this Section 8.2 if delivered to
                                                   -----------
the property manager at the Hotel).

          (y) A current UCC Report showing no financing statements by Crow as Debtor covering the Property, other than those financing statements to be released at Closing.

          (z) Executed originals of all Occupancy Agreements and, to the extent available, Authorizations transferred or assigned to Patriot at Closing as required hereunder (which items shall be deemed delivered by Crow under this
Section 8.2 is delivered to the property manager at the Hotel).
-----------

          (aa) An opinion from Crow's counsel stating that Crow is validly existing and is in good standing under the laws of the state of Crow's formation and that Crow has duly authorized, executed and delivered to Patriot this Agreement and all of the conveyance documents to be delivered by Crow hereunder. If the Property is not located in the state of Crow's formation, Crow's counsel may rely on appropriate existence and good standing certificates in opining that Crow is qualified to transact business and is in good standing in the state where the Property is located.

          (ab) An estoppel letter from each party to any reciprocal easement agreement, declaration of covenants and restrictions, or similar material agreement affecting the Property to the effect that, to its knowledge, Crow is not in default under such agreement and certifying as to such other factual matters relating to such agreement as Patriot may reasonably require.

          (ac) A certificate executed by Crow to the effect that (1) the representations and warranties of Crow contained in this Agreement are materially true and correct at and as of the Closing Date (or, if not true and correct setting forth any exceptions thereto) as though made at and as of the Closing Date and (2) Crow has in all material respects performed all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to the Closing Date.

          (ad) Any other document or instrument reasonably requested by Patriot or required hereby.

     8.3  Patriot's Deliveries.
          --------------------

          (a) A certificate executed by Patriot to the effect that (1) the representations and warranties of Patriot contained in this Agreement are materially true and correct at and as of the Closing Date as though made at and as of the Closing Date and (2) Patriot has in all material respects performed all obligations required to be performed by it pursuant to the terms of this Agreement at or prior to the Closing Date.

          (b) At the Closing, Patriot shall deliver to Crow any other document or instrument reasonably requested by Crow or required hereby.

     8.4  Mutual Deliveries.  At the Closing, Patriot and Crow shall mutually
          -----------------
execute and deliver each to the other:

          (a) A final closing statement reflecting the Closing Adjustments required hereby.

          (b) Such other documents, instruments and undertakings as may be required by the liquor authorities of the State where the Property is located, or of any county or municipality or governmental entity having jurisdiction with respect to the transfer or issue of liquor licenses or alcoholic beverage licenses or permits for the Hotel, to the extent not theretofore executed and delivered.

          (c) Such other and further documents, papers and instruments as may be reasonably required by the parties hereto or their respective counsel.


     8.5  Closing Costs.  Except as is explicitly provided in this Agreement,
          -------------
each party hereto shall pay its own legal fees and expenses. All filing fees for the Deed and the transfer, recording, sales or other similar taxes and surtaxes due with respect to the transfer of title shall be paid by the party who customarily pays such expenses in the jurisdiction where the Property is located. Crow shall pay for the costs associated with the releases of any deeds of trust, mortgages and other financing encumbering the Property and for any costs associated with any corrective instruments. All other costs including, without limitation, the cost of the Survey, the title searches and all premiums for the issuance of the Title Policy and all endorsements (other than a zoning endorsement) thereto and deletions therefrom which are usually and customarily required by institutional investors purchasing property comparable to the Property shall be borne by the party who normally pays such costs in the jurisdiction where the Property is located.

     8.6  Revenue and Expense Allocations.  All revenues and expenses with
          -------------------------------
respect to the Property, and applicable to the period of time before and after Closing, determined in accordance with sound accounting principles consistently applied, shall be allocated between Crow and Patriot as provided herein. Crow shall be entitled to all revenue and shall be responsible for all expenses for the period of time up to but not including the date of Closing, and Patriot shall be entitled to all revenue and shall be responsible for all expenses for the period of time from, after and including the date of Closing (provided that housekeeping costs and the Tray Ledger for the date of Closing shall be shared equally between Patriot and Crow). Notwithstanding the foregoing, revenues generated by food and beverage facilities at the Hotel shall be prorated as of 6:00 a.m. on the Closing Date. Such adjustments shall be shown on the closing statements (with such supporting documentation as the parties hereto may require being attached as exhibits to the closing statements) and shall increase or decrease (as the case may be) the Purchase Price. Without limiting the generality of the foregoing, the following items of revenue and expense shall be allocated at Closing:

          (a)  Current rents.

          (b)  Real estate and personal property taxes.

          (c)  Revenue and expenses under the Operating Agreements.

          (d) Utility charges (including, but not limited to, charges for water, sewer and electricity).

          (e) Value of fuel stored on the Property at the price paid for such fuel by Crow, including any taxes.

          (f) Municipal or other governmental improvement liens, which shall be paid by Crow at Closing where the work has been completed prior to the Effective Date, and which shall be assumed by Patriot at Closing where the work has not been completed prior to the Effective Date.

          (g) Insurance premiums, to the extent the Insurance Policies are assumed by Patriot.

          (h)  Permit fees, where transferable.

          (i) All other revenues and expenses of the Property, including, but not limited to, such things as restaurant, bar and meeting room income and expenses and the like.

          (j) Such other items as are usually and customarily prorated between purchasers and sellers of hotel properties in the area where the Property is located.

Patriot shall retain and receive a credit against the Purchase Price for the total of (i) prepaid rents, (ii) prepaid room receipts and deposits, function receipts and deposits and other reservation receipts and deposits, (iii) unforfeited security deposits (and, to the extent interest is payable to the tenant, interest thereon) held by Crow under the Occupancy Agreements, and (iv) the value of any complimentary rooms (based upon the "corporate" rate for each room) and any complimentary food or beverages (based upon the advertised rate for each food and beverage) provided by Crow, other than in the ordinary course of business, from and after 12:01 a.m. on the Closing Date. At Closing, Crow shall sell to Patriot in connection with the Hotel, and Patriot shall acquire from Crow, and the Purchase Price shall be increased by the face value of the so-called "guest ledger" as mutually approved by Patriot and Crow for the Hotel of guest accounts receivable payable to the Hotel as of the check out time for the Hotel on the Closing Date (based on guests and customers then using the Hotel) both (1) in occupancy from the preceding night through check out time the morning of the Closing Date, and (2) previously in occupancy prior to check out time on the Closing Date; provided, however, that the term "guest ledger" shall not include any accounts receivable which have been or are to be paid by any means other than a credit card. Patriot shall not be obligated to acquire such non-credit card accounts receivable, and Crow shall retain all rights with respect thereto (including, without limitation, the right to collect same). For purposes of this Agreement, transfer or sale at face value shall have the following meaning for the guest ledger: the total of all credit card accounts receivable as shown on the records of the Hotel, less actual collection costs (i.e., fees retained by credit card companies), less Patriot's one-half ( 1/2) share of the Tray Ledger.

Crow shall pay or cause to be paid all special assessments for the Property due and payable in the year in which the Closing occurs. All special assessments due and payable on or prior to the Closing Date shall be paid by Crow on or before the Closing Date. All subdivision and platting costs and expenses heretofore incurred by Crow, including, without limitation, all subdivision exactions, fees and costs and all dedication of land for parks and other public uses or payment of fees in lieu thereof, shall be paid by Crow on or prior to the Closing Date.

Crow shall be required to pay all sales, occupancy and liquor taxes and like impositions currently through the date of Closing and if reasonably available, deliver evidence of payment of same to Patriot.

Patriot shall not be obligated to collect any delinquent rents, or revenues accrued prior to the Closing Date for Crow, but if Patriot collects same, such amounts shall be promptly remitted to Crow in the form received.

Crow shall either transfer the balance of the Capital Reserve Account to Patriot or allow Patriot a credit against the Purchase Price for the amount thereof.

If accurate allocations cannot be made at Closing because current bills are not obtainable (as, for example, in the case of utility bills and/or real estate or personal property taxes) or appeals are pending, the parties shall allocate such revenue or expenses at Closing on the best available information, subject to adjustment upon receipt of the final bill or other evidence of the applicable revenue or expense. The obligation to make the adjustment shall survive the closing of the transaction contemplated by this Agreement. Any revenue received or expense incurred by Crow or Patriot with respect to the Property after the date of Closing shall be promptly allocated in the manner described herein and the parties shall promptly pay or reimburse any amount due. The proration provisions of this Agreement shall survive the Closing of the transaction contemplated hereby for a period of twelve (12) months.


                                  ARTICLE IX
                                  ----------
                              GENERAL PROVISIONS
                              ------------------

     9.1  Condemnation.  In the event of any actual or threatened taking,
          ------------
pursuant to the power of eminent domain, of all or any portion of the Real Property, or any proposed sale in lieu thereof, Crow shall give written notice thereof to Patriot promptly after Crow learns or receives notice thereof. If all or a Substantial Portion (as hereinafter defined) of the Real Property is, or is to be, so condemned or sold, Patriot shall have the right to terminate this Agreement. If Patriot elects not to terminate this Agreement, all proceeds, awards and other payments arising out of such condemnation or sale (actual or threatened) shall be paid or assigned, as applicable, to Patriot at Closing. Crow shall not settle or compromise any such proceeding without Patriot's written consent. If Patriot elects to terminate this Agreement by giving Crow written notice thereof prior to the Closing, all rights and obligations of Crow and Patriot hereunder (except those set forth herein which expressly survive a termination of this Agreement) shall terminate immediately. In the event any portion of the Real Property is affected by a condemnation, sale or eminent domain action and such condemnation, sale or eminent domain action does not constitute a Substantial Portion of the Real Property, this Agreement shall remain in full force and effect without a reduction in the Purchase Price except as provided below. In the event of any such condemnation, sale or eminent domain action that does not constitute a Substantial Portion of the Real Property, Patriot shall be entitled to any and all claims that Crow may have to condemnation awards or any and all causes of action with respect to such condemnation, sale or eminent domain action (all of which shall be assigned by Crow to Patriot at Closing), and Crow shall credit to Patriot at Closing, by an appropriate adjustment to the Purchase Price, an amount equal to all payments (if any) theretofore received by Crow with respect to such condemnation, sale or eminent domain action. For purposes of this Section 9.1,
                                                                   -----------
a "Substantial Portion" shall mean a condemnation of in excess of $1,000,000 in
   -------------------
value of the Real Property. This provision shall survive the Closing of the transaction contemplated hereby.

     9.2  Risk of Loss.  The risk of any loss or damage to the Property prior to
          ------------
the recordation of the Deed shall remain upon Crow. If any such loss or damage which constitutes Substantial Loss or Damage occurs prior to Closing, Patriot shall have the right to terminate this Agreement. If Patriot elects not to terminate this Agreement, all insurance proceeds and rights to proceeds arising out of such loss or damage shall be paid or assigned, as applicable, to Patriot at Closing and Patriot shall receive as a credit against the Purchase Price the amount of any deductibles under the policies of insurance covering such loss or damage. If Patriot elects to terminate this Agreement by giving Crow written notice thereof prior to the Closing, all rights and obligations of Crow and Patriot hereunder (except those set forth herein which expressly survive a termination of this Agreement) shall terminate immediately. In the event any of the Property or any of the items constituting the Personal Property should be damaged or destroyed as a result of fire or other casualty and such damage does not constitute Substantial Loss or Damage and such damage is not repaired prior to Closing, the rights and obligations of Crow and Patriot hereunder with respect to the Property shall not be affected by such destruction or damage and Patriot shall accept title to the Property in its destroyed or damaged condition. In such event, at the Closing, all insurance proceeds and rights to proceeds arising out of such loss or damage shall be paid or assigned, as applicable, and Patriot shall receive a credit against the Purchase Price equal to the amount of any deductibles under the policies of insurance covering such loss or damage. For purposes of this Section 9.2, "Substantial Loss or Damage"
                                      -----------   --------------------------
shall mean loss or damage, the cost for repair of which (as mutually determined by Patriot and Crow at the time of such loss or damage) exceeds $1,000,000.00. In the event that Patriot and Crow are unable to agree on the cost of repair of any Substantial Loss or Damage, then such cost of repair shall be determined by an insurance adjuster selected by Crow and approved by Patriot, such approval not to be unreasonably withheld. This provision shall survive the Closing of the transaction contemplated hereby.

     9.3  Absence of Broker.  There is no real estate broker involved in this
          -----------------
transaction. Patriot warrants and represents to Crow that Patriot has not dealt with any real estate broker in connection with this transaction, nor has Patriot been introduced to the Property or to Crow by any real estate broker, and Patriot shall indemnify Crow and save and hold Crow harmless from and against any claims, suits, demands or liabilities of any kind or nature whatsoever arising on account of the claim of any person, firm or corporation to a real estate brokerage commission or a finder's fee as a result of having dealt with Patriot, or as a result of having introduced Patriot to Crow or to the Property. In like manner, Crow warrants and represents to Patriot that Crow has not dealt with any real estate broker in connection with this transaction, nor has Crow been introduced to Patriot by any real estate broker, and Crow shall indemnify Patriot and save and hold Patriot harmless from and against any claims, suits, demands or liabilities of any kind or nature whatsoever arising on account of the claim of any person, firm or corporation to a real estate brokerage commission or a finder's fee as a result of having dealt with Crow in connection with this transaction.

     9.4  Bulk Sale.  Crow shall indemnify Patriot and save and hold Patriot
          ---------
harmless from and against any claims, suits, demands, liabilities or obligations of any kind or nature whatsoever, including all costs of defending same, and reasonable attorneys' fees paid or incurred in connection therewith, arising out of or relating to any claim made by any third party or any liability asserted by any third party that any applicable bulk sales law or like statute has not been complied with. The provisions of this Section shall survive the Closing of the transaction contemplated hereby.

     9.5  Intentionally Deleted.
          ---------------------

     9.6  Crow's Accounts Receivable.  Except as otherwise provided herein, it
          --------------------------
is expressly agreed by and between Patriot and Crow that Crow is not hereby agreeing to sell to Patriot, and Patriot is not hereby agreeing to purchase from Crow, any of Crow's accounts receivable. All of Crow's accounts receivable shall be and remain the property of Crow, subsequent to the Closing of the transaction contemplated hereby. At the Closing, Crow shall prepare a list of its outstanding accounts receivable as of midnight on the date prior to the Closing, specifying the name of each account and the amount due to Crow.
Patriot shall hold any funds received by Patriot explicitly designated as payment of such accounts receivable, in trust, if Patriot actually collects any such amounts, and shall pay the monies collected in respect thereof to Crow at the end of each calendar month, accompanied by a statement showing the amount collected on each such account. Undesignated payments of accounts receivable from account debtors owing amounts to both Crow and Patriot, which payments are received by Patriot within sixty (60) days after the Closing Date, shall first be applied to Crow's accounts receivable which are no more than sixty (60) days delinquent as of the Closing Date; and any other undesignated payments shall first be applied to Patriot's accounts receivable and then to Crow's. Other than the foregoing, Patriot shall have no obligation with respect to any such account, and Patriot shall not be required to take any legal proceeding or action to effect collection on behalf of Crow. It is generally the intention of Patriot and Crow that although all of Crow's accounts receivable shall be and remain the property of Crow, still, if any such accounts are paid to Patriot, then Patriot shall collect same and remit to Crow in the manner above provided. Without first notifying Patriot in writing and giving Patriot a thirty (30) day period to attempt to enforce collection of any delinquent payment, Crow agrees that it shall not bring any legal action to enforce collection of such payment of any accounts receivable against any current tenant of the Property or other third party in a contractual or business relationship with the Property which existed as of the Closing Date.


                                   ARTICLE X
                                   ---------
                 LIABILITY OF PATRIOT; INDEMNIFICATION BY CROW
                 ---------------------------------------------

     10.1 Liability of Patriot.  Except for obligations expressly assumed or
          --------------------
agreed to be assumed by Patriot hereunder, Patriot is not assuming any obligations of Crow or any liability for claims arising out of any act, omission or occurrence which occurs, accrues or arises prior to the Closing Date, and Crow hereby indemnifies and holds Patriot harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees) that may at any time be incurred by Patriot and its affiliates as a result of (1) obligations of Crow not expressly assumed or agreed to be assumed by Patriot hereunder, or (2) acts, omissions or occurrences which occur, accrue or arise prior to the Closing Date. Patriot hereby indemnifies and holds Crow harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees) that may at any time be incurred by Crow as a result of acts, omissions or occurrences relating to the Property arising and accruing from and after the Closing Date. The provisions of this Section shall survive the Closing of the transaction contemplated hereby.

     10.2 Indemnification by Crow. Crow hereby indemnifies and holds Patriot
          -----------------------
harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees) that may at any time be incurred by Patriot, whether before or after Closing, as a result of any inaccuracy or breach by Crow of any of its representations, warranties, covenants or obligations set forth herein or in any other document delivered by Crow pursuant hereto except for any breach or inaccuracy of any representation or warranty as to which Crow has given Patriot written notice prior to Closing of the untruth or inaccuracy or of which Patriot otherwise had actual knowledge prior to the Closing and nevertheless elected to consummate the Closing; provided, however, the foregoing knowledge limitation on Crow's indemnity shall not limit Patriot's remedy described in the Omnibus Purchase and Sale Agreement. The provisions of this Section shall survive the Closing of the transaction contemplated hereby for the period specified in Section 11.12.
                                                -------------

     10.3 Indemnification by Patriot.  Patriot hereby indemnifies and holds Crow
          --------------------------
harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees) that may at any time be incurred by Crow, whether before or after Closing, as a result of any inaccuracy or breach by Patriot of any of its representations, warranties, covenants or obligations set forth herein or in any other document delivered by Patriot to Crow pursuant hereto except for any breach or inaccuracy of any representation or warranty as to which Patriot has given Crow written notice prior to Closing of the untruth or inaccuracy or of which Crow otherwise had actual knowledge prior to the Closing and nevertheless elected to consummate the Closing. The provisions of this Section shall survive the Closing of the transaction contemplated hereby for the period specified in Section 11.12.
                                                            -------------


     10.4 Default by Crow.  If any condition set forth herein for the benefit of
          ---------------
Patriot cannot or will not be satisfied prior to Closing and such condition which has not been satisfied is a material breach of a representation, warranty or covenant, Patriot shall have the right of specific performance as well as the rights and remedies with respect thereto as set forth in the Omnibus Purchase and Sale Agreement.

     10.5 Default by Patriot.  If, prior to Closing, Patriot defaults in
          ------------------
performing any of its obligations under this Agreement (including its obligation to purchase the Property), Crow shall have the right of specific performance as well as the rights and remedies with respect thereto as set forth in the Omnibus Purchase and Sale Agreement.

     10.6 Costs and Attorneys' Fees.  In the event of any litigation or dispute
          -------------------------
between the parties arising out of or in any way connected with this Agreement, resulting in any litigation, then the prevailing party in such litigation shall be entitled to recover its costs of prosecuting and/or defending same, including, without limitation, reasonable attorneys' fees at trial and all appellate levels. The provisions of this Section shall survive the Closing of the transaction contemplated hereby.

     10.7 Limitation of Liability.  Notwithstanding anything herein to the
          -----------------------
contrary, except in the case of fraud by either party, the liability of each party hereto resulting from the breach or default by either party or pursuant to any indemnity provided for in this Agreement shall be limited to actual damages incurred by the injured party and except in the case of fraud by either party, the parties hereto hereby waive their rights to recover from the other party consequential, punitive, exemplary, and speculative damages.  The provisions of this Section
                                                                      -------
10.7 shall survive the Closing of the transaction contemplated hereby.
----

                                  ARTICLE XI
                                  ----------
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     11.1 Completeness; Modification.  This Agreement constitutes the entire
          --------------------------
agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto. This Agreement may be modified only by a written instrument duly executed by the parties hereto.

     11.2 Assignments.  Patriot shall have the right, without the consent of
          -----------
Crow, to assign its rights hereunder to one or more affiliates of Patriot; however, any such assignment shall not relieve Patriot of its obligations under this Agreement. Patriot shall not have the right to assign this Agreement to any other person. If Patriot assigns this Agreement in violation of this Agreement, then Crow may terminate this Agreement by delivering written notice to Patriot.

     11.3 Successors and Assigns.  This Agreement shall bind and inure to the
          ----------------------
benefit of the parties hereto and their respective successors and permitted assigns.


     11.4 Days.  If any action is required to be performed, or if any notice,
          ----
consent or other communication is given, on a day that is a Saturday or Sunday or a legal holiday in the jurisdiction in which the action is required to be performed or in which is located the intended recipient of such notice, consent or other communication, such performance shall be deemed to be required, and such notice, consent or other communication shall be deemed to be given, on the first business day following such Saturday, Sunday or legal holiday. Unless otherwise specified herein, all references herein to a "day" or "days" shall refer to calendar days and not business days.

     11.5 Governing Law.  This Agreement and all documents referred to herein
          -------------
shall be governed by and construed and interpreted in accordance with the laws of the State where the Land is located.

     11.6 Counterparts.  To facilitate execution, this Agreement may be executed
          ------------
in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement.

     11.7 Severability.  If any term, covenant or condition of this Agreement,
          ------------
or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to other persons or circumstances, shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     11.8 Costs.  Regardless of whether Closing occurs hereunder, and except as
          -----
otherwise expressly provided herein, each party hereto shall be responsible for its own costs in connection with this Agreement and the transactions contemplated hereby, including, without limitation, fees of attorneys, engineers and accountants.

     11.9  Notices.  All notices, requests, demands, consents, approvals,
           -------
waivers and other communications hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile transmission, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by the United States mail, certified, postage prepaid, return receipt requested, at the addresses and with such copies as designated below. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when actually delivered to the intended recipient.

     If to Crow:            Wood Dale Garden Hotel Partnership
                            c/o Crow Family Holdings
                            3200 Trammell Crow Center
                            2001 Ross Avenue
                            Dallas, Texas  75201
                            Attn:  Charles R. Brindell, Jr. and Kevin Bryant

     With a copy to:        Vinson & Elkins, L.L.P.
                            3700 Trammell Crow Center
                            2001 Ross Avenue
                            Dallas, Texas 75201
                            Attn:  Bryant W. Burke

     If to Patriot:         Patriot American Hospitality Partnership, L.P.
                            c/o Patriot American Hospitality, Inc.
                            3030 LBJ Freeway, Suite 1500
                            Dallas, Texas  75234
                            Attn: Thomas W. Lattin, President

     With a copy to:        Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                            1700 Pacific Avenue, Suite 4100
                            Dallas, Texas  75201
                            Attn:  Carl B. Lee, P.C. and Randall M. Ratner, P.C.

     If to Escrow Agent:    American Title Company
                            6029 Beltline Road, Suite 250
                            Dallas, Texas  75240


or to such other address as the intended recipient may have specified in a notice to the other party. Any party hereto may change its address or designate different or other persons or entities to receive copies by notifying the other party and Escrow Agent in a manner described in this Section.

     11.10  Escrow Agent.  Escrow Agent referred to in the definition thereof
            ------------
contained in Section 1.1 hereof has agreed to act as such for the convenience of
             -----------
the parties without fee or other charges for such services as Escrow Agent. Escrow Agent shall not be liable: (a) to any of the parties for any act or omission to act except for its own willful misconduct; (b) for any legal effect, insufficiency, or undesirability of any instrument deposited with or delivered by Escrow Agent or exchanged by the parties hereunder, whether or not Escrow Agent prepared such instrument; (c) for any loss or impairment of funds that have been deposited in escrow while those funds are in the course of collection, or while those funds are on deposit in a financial institution, if such loss or impairment results from the failure, insolvency or suspension of a financial institution; (d) for the expiration of any time limit or other consequence of delay, unless a properly executed written instruction, accepted by Escrow Agent, has instructed Escrow Agent to comply with said time limit; or
(e) for the default, error, action or omission of either party to the escrow. Escrow Agent, in its capacity as escrow agent, shall be entitled to rely on any document or paper received by it, believed by such Escrow Agent, in good faith, to be bona fide and genuine. In the event of any dispute as to the disposition of the Deposit, the Deposit or any other monies held in escrow, or of any documents held in escrow, Escrow Agent may, if such Escrow Agent so elects, interplead the matter by filing an interpleader action in a court of general jurisdiction in the county or circuit where the Real Property is located (to the jurisdiction of which both parties do hereby consent), and pay into the registry of the court the Deposit, or deposit any such documents with respect to which there is a dispute in the Registry of such court, whereupon such Escrow Agent shall be relieved and released from any further liability as Escrow Agent hereunder. Escrow Agent shall not be liable for Escrow Agent's compliance with any legal process, subpoena, writ, order, judgment and decree of any court, whether issued with or without jurisdiction, and whether or not subsequently vacated, modified, set aside or reversed.

     11.11  Incorporation by Reference.  All of the exhibits attached hereto are
            --------------------------
by this reference incorporated herein and made a part hereof.

     11.12  Survival.  Except as otherwise provided herein, all of the
            --------
representations, warranties, covenants and agreements of Crow and Patriot made in, or pursuant to, this Agreement shall survive Closing for a period of twelve
(12) months and shall not merge into the Deed or any other document or instrument executed and delivered in connection herewith.

     11.13  Further Assurances.  Crow and Patriot each covenant and agree to
            ------------------
sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon the written request of the other party, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by either party hereto for the purpose of or in connection with consummating the transactions described herein.

     11.14  No Partnership.  This Agreement does not and shall not be construed
            --------------
to create a partnership, joint venture or any other relationship between the parties hereto except the relationship of Crow and Patriot specifically established hereby.

     11.15  Time of Essence.  Time is of the essence with respect to every
            ---------------
provision hereof.

     11.16  Signatory Exculpation.  The signatory(ies) for Patriot and Crow
            ---------------------
is/are executing this Agreement in his/their capacity as representative of Patriot or Crow, as the case may be, and not individually and, therefore, shall have no personal or individual liability of any kind in connection with this Agreement and the transactions contemplated by it.

     11.17  Rules of Construction.  The following rules shall apply to the
            ---------------------
construction and interpretation of this Agreement:

            (a) Singular words shall connote the plural number as well as the singular and vice versa, and the masculine shall include the feminine and the neuter.

          (b) Unless otherwise set forth herein to the contrary, all references herein to particular articles, sections, subsections, clauses or exhibits are references to articles, sections, subsections, clauses or exhibits of this Agreement.

          (c) The table of contents and headings contained herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

          (d) Each party hereto and its counsel have reviewed and revised (or requested revisions of) this Agreement and have participated in the preparation of this Agreement, and therefore any usual rules of construction requiring that ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Agreement or any exhibits hereto.

     11.18 Omnibus Purchase and Sale Agreement.  The terms and conditions set
           -----------------------------------
forth in that certain Omnibus Purchase and Sale Agreement are hereby incorporated by reference in this Agreement in their entirety and, if the terms of the Omnibus Purchase and Sale Agreement are inconsistent with the terms hereof, the terms of the Omnibus Purchase and Sale Agreement shall govern.

     IN WITNESS WHEREOF, Crow and Patriot have caused this Agreement to be executed in their names by their respective duly authorized representatives.

                          [SIGNATURE PAGES TO FOLLOW]

                          SELLER:

                          WOOD DALE GARDEN HOTEL PARTNERSHIP, a Texas general partnership

                          By TCF Hotels L.P., a Texas limited partnership, its general partner

                              By  Mill Spring Holdings, Inc., its general
                                  partner


                                  By     /s/ Charlie Brindell
                                         ---------------------------------------
                                  Name:      Charlie Brindell
                                         ---------------------------------------
                                  Title: Vice President



                          By CBP Wood Dale Partnership, a Texas general partnership, its general partner

                              By TCF Hotels L.P., a Texas limited partnership, its general partner

                                  By Mill Spring Holdings, Inc., its general partner



                                  By     /s/ Charlie Brindell
                                         --------------------------------------
                                  Name:      Charlie Brindell
                                         --------------------------------------
                                  Title: Vice President



                          PURCHASER:

                          PATRIOT AMERICAN HOSPITALITY PARTNERSHIP,
                          L.P., a Virginia limited partnership

                          By  PAH GP, Inc., its general partner



                              By     /s/ Michael D. Murphy
                                     -----------------------------------------
                              Name:  Michael D. Murphy
                                     -----------------------------------------
                              Title: Senior Vice President
                                     -----------------------------------------